                                                                 Exhibit 10(W)


                      TRANSITIONAL POWER PURCHASE AGREEMENT


                                 BY AND BETWEEN



                          SIERRA PACIFIC POWER COMPANY


                                       AND


                                 VALMY POWER LLC




DATED:  OCTOBER 16, 2000


ASSET BUNDLE:  NORTH VALMY

                                TABLE OF CONTENTS


Section                                                                                                        Page
-------                                                                                                        ----
 1.      DEFINITIONS..............................................................................................1
 2.      TERM.....................................................................................................8
 3.      SECURITY................................................................................................10
 4.      SUPPLY SERVICE..........................................................................................11
 5.      NOTIFICATION............................................................................................14
 6.      PRICING OF ENERGY AND ANCILLARY SERVICES................................................................15
 7.      INVOICING AND PAYMENTS..................................................................................16
 8.      REGULATORY APPROVALS....................................................................................20
 9.      COMPLIANCE..............................................................................................20
10.      INDEMNIFICATION.........................................................................................21
11.      LIMITATION OF LIABILITY.................................................................................22
12.      FORCE MAJEURE...........................................................................................23
13.      DISPUTES................................................................................................24
14.      NATURE OF OBLIGATIONS...................................................................................27
15.      SUCCESSORS AND ASSIGNS..................................................................................27
16.      REPRESENTATIONS.........................................................................................29
17.      DEFAULT AND REMEDIES....................................................................................29
18       FACILITY ADDITIONS AND MODIFICATIONS....................................................................30
19.      COORDINATION............................................................................................31
20.      EMERGENCY AND NONEMERGENCY CONDITION RESPONSE...........................................................31
21.      OUTAGE SCHEDULING.......................................................................................31
22.      REPORTS.................................................................................................32
23.      COMMUNICATIONS..........................................................................................32
24.      NOTICES.................................................................................................33
25.      MERGER..................................................................................................34
26.      HEADINGS................................................................................................34
27.      COUNTERPARTS AND INTERPRETATION.........................................................................34
28.      SEVERABILITY............................................................................................34
29.      WAIVERS.................................................................................................35
30.      AMENDMENTS..............................................................................................35
31.      TIME IS OF THE ESSENCE..................................................................................35
32.      APPROVALS...............................................................................................36
33.      PLR SERVICE.............................................................................................36
34.      CONFIDENTIALITY.........................................................................................36
35.      CHOICE OF LAW...........................................................................................38


Exhibits                                                                                                       Page
--------                                                                                                       ----
EXHIBIT A         ASSET BUNDLE CAPACITIES AND OPERATING PARAMETERS..............................................A-1
EXHIBIT B         PRICE FLOOR OF ENERGY, PRICE CEILING OF ENERGY, AND PRICE OF
                  ANCILLARY SERVICES        ....................................................................B-1
EXHIBIT C         SUPPLIER'S MONTHLY INVOICE....................................................................C-1
EXHIBIT D         BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS...................................................D-1
EXHIBIT E         YEAR END TRUE-UP INVOICE......................................................................E-1
EXHIBIT F         NOTICES, BILLING AND PAYMENT INSTRUCTIONS.....................................................F-1
EXHIBIT G         FORM OF AVAILABILITY NOTICE...................................................................G-1
EXHIBIT H         FORM OF GUARANTEE.............................................................................H-1
EXHIBIT I         COMPANY OBSERVED HOLIDAYS.....................................................................I-1
EXHIBIT J         ADJUSTMENTS TO TPPA AMOUNT....................................................................J-1
EXHIBIT K         ADJUSTMENTS TO MINIMUM ANNUAL TAKE............................................................K-1
EXHIBIT L         ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE......................................................L-1
EXHIBIT M         ASSET BUNDLE CONTRACTUAL AND OPERATIONAL CONSTRAINTS..........................................M-1

                      TRANSITIONAL POWER PURCHASE AGREEMENT

This Agreement is made and entered into as of October 16, 2000 by and between Sierra Pacific Power Company, a Nevada corporation ("Buyer"), and Valmy Power LLC, a Delaware limited liability company (the "Supplier"). Buyer and Supplier are referred to individually as a "Party" and collectively as the "Parties."

WITNESSETH:

WHEREAS, Buyer is selling its North Valmy generating station and other assets associated therewith to NRG Energy, Inc., an affiliate of Supplier (the "Asset Sale");

WHEREAS, notwithstanding the Asset Sale, Buyer expects that it has been designated as the Provider of Last Resort ("PLR") for its Nevada retail electric customers who are unable to obtain electric service from an alternative seller or who fail to select an alternative seller. The load required to serve such customers, plus the customers under those wholesale sales agreements existing at the Effective Date, is referred to herein as Buyer's Transitional Resource Requirement; and

WHEREAS, as a result of the Asset Sale, Buyer will no longer have its interest in the North Valmy generating station as a source of supply for its Transitional Resource Requirement; and

WHEREAS, Supplier has or is willing to secure the necessary resources to provide a portion of Buyer's Transitional Resource Requirement; and

WHEREAS, Buyer desires to purchase from Supplier and Supplier desires to sell Energy and Ancillary Services under contract to Buyer; and

NOW, THEREFORE, in consideration of the mutual covenants, representations and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:


1.       DEFINITIONS

         1.1      Format.

                  1.1.1 References to Articles and Sections herein are cross-references to Articles and Sections, respectively, in this Agreement, unless otherwise stated.

                  1.1.2 Any parts of this Agreement which are incorporated by reference shall have the same meaning as if set forth in full text herein.

         1.2      Definitions. As used in this Agreement, the following terms
                  -----------
                  shall have the meanings set forth below:

                  1.2.1    "Agreement" means this Agreement together with the
                            ---------
                           Exhibits attached hereto, as such may be amended from time to time.

                  1.2.2    "Adjusted Replacement Cost of Energy" means the
                            -----------------------------------
                           Replacement Cost of Energy that will be due from Supplier after True-up in accordance with the provisions of Section 7.5. Example determinations of the Adjusted Replacement Cost of Energy are shown on Exhibit E.

                  1.2.3    "Ancillary Services" means those capacity-related
                            ------------------
                           services as listed in Exhibit B as well as the Energy component of such services. These services are defined in Buyer's OATT.

                  1.2.4    "Asset Bundle" means the North Valmy generating
                            ------------
                           station and other assets associated therewith pursuant to the terms of the Asset Sale Agreement.

                  1.2.5    "Asset Bundle Capacity" means, with respect to each
                            ---------------------
                           unit listed in Exhibit A, the net generating capacity (in megawatts ("MW")) of such unit, as modified from time to time in accordance with Section 5.2, Section 20, and Section 21, and not to exceed at any time the net capacity for each unit listed in Exhibit A. Asset Bundle Capacity shall also mean, as the context requires, the Energy (in megawatt-hours ("MWh")) and the Ancillary Services which the units would be capable of producing if they operated at the capacity level described in the first sentence of this Section 1.2.5.

                  1.2.6    "Asset Sale" has the meaning set forth in the
                            ----------
                           Recitals.

                  1.2.7    "Asset Sale Agreement" means the Agreement between
                            --------------------
                           Buyer and Supplier's affiliate, NRG Energy, Inc., dated as of October 16, 2000, to purchase Buyer's Asset Bundle.

                  1.2.8    "Asset Sale Closing" means the transfer of Buyer's
                            ------------------
                           ownership of the Asset Bundle through the consummation of the Asset Sale pursuant to the terms of the Asset Sale Agreement.

                  1.2.9    "Average Cost of Delivered Energy" means the total
                            --------------------------------
                           cost of Delivered Energy for the Contract Year after the application of the Annual True-up Mechanism from
                           Section 7.5 divided by the total Delivered Energy for the Contract Year. Example determinations of Average Cost of Delivered Energy are shown on Exhibit E.

                  1.2.10   "Availability Notice" means a notice delivered from
                            -------------------
                           time to time by Supplier to Buyer pursuant to Section
                           5.2 notifying Buyer of changes in the availability of the Asset Bundle.

                  1.2.11   "Business Day" means any day other than Saturday,
                            ------------
                           Sunday, and any day that is an observed holiday by Buyer as shown on Exhibit I.

                  1.2.12   "Buyer's OATT" means Buyer's then-effective Open
                            ------------
                           Access Transmission Tariff, as it may be amended, which as been accepted for filing by the FERC.

                  1.2.13   "CALPX" means the California Power Exchange and any
                            -----
                           successor entity thereto.

                  1.2.14   "Confidential Information" has the meaning set forth
                            ------------------------
                           in Section 34.

                  1.2.15   "Contract Year" means, with respect to the first
                            -------------
                           Contract Year, the period beginning on the Effective Date and, with respect to each subsequent Contract Year, the period immediately following the end of the preceding Contract Year, and in each case ending on the earlier of the date which is twelve (12) months thereafter or the termination date of this Agreement.

                  1.2.16   "Control Area" has the meaning set forth in Buyer's
                            ------------
                           OATT.

                  1.2.17   "Control Area Operator" means an entity or
                            ---------------------
                           organization, and its representatives, which is responsible for operating and maintaining the reliability of the electric power system(s) within the Buyer's Control Area. The Control Area Operator is also referred to as the transmission operator.

                  1.2.18   "Credit Amount" shall mean an amount equal to the
                            -------------
                           TPPA Amount, plus an additional amount equal to $40/MWh multiplied by 286 megawatts, multiplied by the number of hours remaining in this Agreement until March 1, 2003.

                  1.2.19   "Delivered Amount" means, with respect to any
                            ----------------
                           Dispatch Hour, the Energy delivered by Supplier to Buyer at the designated Point(s) of Delivery during such Dispatch Hour, whether or not such Energy was generated by the Asset Bundle, plus any additional amounts pursuant to Section 4.1.2, Section 4.1.3 and the Ancillary Services provided by Supplier for Buyer during any Dispatch Hour pursuant to the terms of this Agreement.

                  1.2.20   "Derating" means a reduction to the Asset Bundle
                            --------
                           Capacity.

                  1.2.21   "Dispatch Hour" means the prescribed hour(s) when
                            -------------
                           Energy is to be delivered by Supplier to Buyer at the designated Point(s) of Delivery and the prescribed hour(s) when Ancillary Services are to be provided to the ISA by Supplier on behalf of Buyer.

                  1.2.22   "EDU" means electric distribution utility, the
                            ---
                           organization with the responsibility for the distribution of energy over Buyer's distribution system to retail end-users.

                  1.2.23   "Effective Date" means the date that this Agreement
                            --------------
                           becomes effective which shall be the date on which the Closing Date, as defined in the Asset Sale Agreement, actually occurs; provided, however, that the Effective Date shall not occur until the FERC has accepted this Agreement without condition or the Parties have modified this Agreement as provided in
                           Section 2.2.2 and the FERC has accepted the modified Agreement for filing.

                  1.2.24   "Emergency Condition" shall mean a public declaration
                            -------------------
                           by the ISA or Control Area Operator that the Control Area is in danger of imminent voltage collapse or uncontrollable cascading outages.

                  1.2.25   "Energy" means electricity (measured in MWh) and
                            ------
                           associated power-producing capacity to be provided by Supplier to Buyer pursuant to this Agreement. Also known as "firm energy and associated firm capacity".

                  1.2.26   "Event of Default" has the meaning set forth in
                            ----------------
                           Section 17 hereof.

                  1.2.27   "FERC" means the Federal Energy Regulatory Commission
                            ----
                           and any successor agency thereto.

                  1.2.28   "Force Majeure" has the meaning set forth in Section
                            -------------
                           12 hereof.

                  1.2.29   "GAAP" means Generally Accepted Accounting Principles
                            ----
                           for the United States.

                  1.2.30   "Good Utility Practice" means the applicable
                            ---------------------
                           practices, methods, and act:

                           (i) required by applicable Laws, permits and reliability criteria, whether or not the Party whose conduct at issue is a member thereof, and

                           (ii) otherwise engaged in or approved by a significant portion of the United States electric utility industry during the relevant time period, which, in the exercise of reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, safety, environmental protection, economy and expediency. Good Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to practices, methods or acts generally accepted in the United States electric utility industry.

                  1.2.31   "Governmental Authority" means any foreign, federal,
                            ----------------------
                           state, local, tribal or other governmental, regulatory or administrative agency, court, commission, department, board, or other governmental subdivision, legislature, rulemaking board, tribunal, arbitrating body, or other governmental authority.

                  1.2.32   "Gross Replacement Costs of Energy" means Buyer's
                            ---------------------------------
                           Replacement Cost of Energy prior to adjustment for the amount that Buyer would have paid for the Energy if Supplier had delivered the Energy to Buyer. Example determinations of Gross Replacement Costs of Energy are shown on Exhibit D.

                  1.2.33   "Guarantee" has the meaning set forth in Section
                            ---------
                           3.1.2 hereof.

                  1.2.34   "Guarantor" has the meaning set forth in Section
                            ---------
                           3.1.2 hereof.

                  1.2.35   "Invoiced Replacement Costs" means the Replacement
                            --------------------------
                           Costs which have been billed to Supplier or subtracted from payments to Supplier in accordance with the provisions of Section 4.2 and Section 7.4.

                  1.2.36   "ISA" means the Mountain West Independent System
                            ---
                           Administrator, or the regional transmission organization authorized with the responsibility for the scheduling and administration of Energy and Ancillary Services over, through and within the Transmission System in coordination with other interconnected entities to provide transmission services. The ISA is also referred to herein as transmission administrator.

                  1.2.37   "ISA's OATT" means the ISA's then-effective Open
                            ----------
                           Access Transmission Tariff, as it may be amended, which as been accepted for filing by the FERC.

                  1.2.38   "Law" means any law, treaty, code, rule, regulation,
                            ---
                           order, determination, permit, certificate, authorization, or approval of an arbitrator, court or other Governmental Authority which is binding on a Party or any of its property.

                  1.2.39   "Limit on Excused Energy" means the amount of energy
                            -----------------------
                           that can be excused under the provisions of Section
                           12.4 as shown on Exhibit A.

                  1.2.40   "Market Price of Energy" has the meaning set forth in
                            ----------------------
                           Section 6.2.1.

                  1.2.41   "Minimum Annual Energy Take" has the meaning set
                            --------------------------
                           forth in Section 4.1.2.

                  1.2.42   "Minimum Hourly Energy Take" has the meaning set
                            --------------------------
                           forth in Section 4.1.3.

                  1.2.43   "Minimum Investment Grade Rating" of a Person means
                            -------------------------------
                           that such Person has a minimum credit rating on its senior unsecured debt securities of at least two of the following ratings: (i) BBB as determined by Standard & Poor's Corporation, (ii) Baa2 as determined by Moody's Investors Service, Inc., or
                           (iii) a comparable rating by another nationally recognized rating service reasonably acceptable to Buyer.

                  1.2.44   "Minimum Tangible Net Worth" means the total book
                            --------------------------
                           value of shareholder's equity less the balance of goodwill, as reported on the latest quarterly balance sheet prepared in accordance with Generally Accepted Accounting Principles (GAAP).

                  1.2.45   "Negotiated Service" has the meaning set forth in the
                            ------------------
                           wholesale generation tariff filed in FERC Docket No. ER00-2018-000.

                  1.2.46   "NERC" means the North American Electric Reliability
                            ----
                           Council and any successor entity thereto.

                  1.2.47   "Nonemergency Condition" shall mean the
                            ----------------------
                           determination, direction or order by the ISA, or Control Area Operator to Supplier and/or Buyer to change the Supply Amount which is not a result of or due to an Emergency Condition. A Nonemergency Condition includes an insufficiency of Ancillary Services to securely operate the Control Area.

                  1.2.48   "Operating Representatives" means the persons
                            -------------------------
                           designated to transmit and receive routine operating and emergency communications required under this Agreement.

                  1.2.49   "Party" has the meaning set forth in the preamble of
                            -----
                           this Agreement.

                  1.2.50   "Permitted Deratings" means those reductions to the
                            -------------------
                           Asset Bundle Capacity of which Supplier may notify Buyer from time to time in an Availability Notice pursuant to Section 5.2.

                  1.2.51   "Person" means any natural person, partnership,
                            ------
                           limited liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

                  1.2.52   "Point of Delivery" means the point (s) which has
                            -----------------
                           (have) been specified as the Interconnection Point(s) in the Interconnection Agreement between Buyer and Supplier, dated October 16, 2000, as it may be amended from time to time, as well as any alternative locations agreed upon pursuant to
                           Section 4.1.6.

                  1.2.53   "Price Ceiling of Energy" means the ceiling price of
                            -----------------------
                           Energy as stated in Exhibit B.

                  1.2.54   "Price Floor of Energy" means the floor price of
                            ---------------------
                           Energy as stated in Exhibit B.

                  1.2.55   "Provider of Last Resort (PLR)" has the meaning set
                            -----------------------------
                           forth in the Recitals.

                  1.2.56   "PUCN" means the Public Utilities Commission of
                            ----
                           Nevada and any successor entity thereto.

                  1.2.57   "Recourse Service" has the meaning set forth in the
                            ----------------
                           wholesale generation tariff filed in FERC Docket No. ER00-2018-000.

                  1.2.58   "Replacement Costs" means with respect to a period of
                            -----------------
                           time, the difference between (a) the actual costs, including without limitation related penalties and transmission costs, incurred by Buyer to replace any shortfall between (1) the Supply Amount and (2) the Delivered Amounts of Energy, (or in the case of Ancillary Services the Supplier's schedule of Ancillary Services) during such period and (b) the payments the Supplier would have been entitled to in respect of such shortfall in delivery; provided that Replacement Costs shall also be subject to the annual true-up mechanism set forth in Section 7.5.

                  1.2.59   "Supply Amount" means, with respect to each Dispatch
                            -------------
                           Hour, the amount of Energy and Ancillary Services, not to exceed the Asset Bundle Capacity for such Dispatch Hour, requested by Buyer to be delivered by Supplier during any Dispatch Hour. The Supply Amount for any Dispatch Hour shall be determined pursuant to
                           Section 5.1.

                  1.2.60   "Total Amount of Energy Replaced" means the summation
                            -------------------------------
                           of Replacement Energy as shown on Exhibit E.

                  1.2.61   "TPPA Amount" means the amount paid by Buyer to
                            -----------
                           Supplier in consideration of this Agreement.

                  1.2.62   "Transitional Resource Requirement" or "TRR" means
                            ---------------------------------
                           the Energy and loss compensation necessary for Buyer to meet its obligations as a Provider of Last Resort
                           (PLR) for Nevada and under those wholesale sales agreements existing at the Effective Date.

                  1.2.63   "Transmission System" means the facilities used to
                            -------------------
                           provide transmission service within Buyer's Control Area in accordance with Buyer's OATT or the ISA's OATT, as may be applicable.

                  1.2.64   "WSCC" means the Western Systems Coordinating Council
                            ----
                           and any successor entity thereto.

2.       TERM

         2.1      Term. Unless terminated earlier pursuant to the terms of this
                  ----
                  Agreement, the term of this Agreement shall commence on the Effective Date and continue until the earlier of the effective date of an order by a Governmental Authority terminating Buyer's PLR responsibility, or March 1, 2003. Supplier shall provide service under this Agreement commencing on the first hour on the day after the Effective Date.

         2.2      Termination.
                  -----------

                  2.2.1 Except pursuant to Sections 2.2.2 or 17.4, this Agreement may not be terminated without the explicit prior written approval of Buyer.

                  2.2.2 If, prior to the Asset Sale Closing, the FERC or any other Governmental Authority places conditions on or requires revisions of this Agreement which have a material adverse effect on Supplier or Buyer, the Parties agree to negotiate in good faith those amendments to the Agreement reasonably needed to preserve the bargain between the Parties. If the Parties fail to negotiate mutually acceptable amendments to this Agreement within sixty (60) days of such action by the FERC or other Governmental Authority, either Party may terminate the Agreement after first notifying the other Party in writing at least ten (10) Business Days prior to the termination date; provided that neither Party may exercise a right of termination pursuant to this Section 2.2.2 after the Asset Sale Closing.

                  2.2.3 This Agreement may be terminated with the mutual agreement of the Parties.

                  2.2.4 This Agreement also may be terminated at Buyer's unilateral discretion after the Effective Date subject to Section 2.3 provided FERC has accepted the wholesale generation tariff filed in FERC Docket No. ER00-2018-000 on terms and conditions that do not have a material adverse effect on the business, operations or financial condition of the Purchased Assets, as defined in the Asset Sale Agreement.

                           If within seven (7) days from the date of receipt by Supplier from Buyer of the FERC's order in Docket No. ER00-2018-000, Supplier does not provide to Buyer its written, reasonable determination and rationale that such FERC order has resulted in a material adverse effect, as stated in the first paragraph of this
                           Section 2.2.4, such FERC order
                           shall be deemed automatically acceptable to Supplier. If Supplier timely submits its determination but Buyer disagrees with Supplier's determination regarding the effect of such FERC order, the disagreement shall be subject to resolution pursuant to Section 13 of this Agreement, in which case this Agreement shall remain in effect until a final determination to the contrary is made pursuant to
                           Section 13.


                  2.2.5    Any termination of this Agreement pursuant to this
                           Section 2 shall not take effect until FERC either authorizes the termination or accepts a written notice of termination.

         2.3      Effect of Termination.
                  ---------------------

                  2.3.1    Adjustment of TPPA Amount. If the Effective Date of
                           -------------------------
                           this Agreement is before June 1, 2001, the TPPA Amount shall be adjusted to equal (1) the TPPA Amount multiplied by (2) 100% plus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between the Effective Date and June 1, 2001. An example calculation is shown on Exhibit J.

                           If the Effective Date of this Agreement is after June 1, 2001, the TPPA Amount shall be adjusted to equal
                           (1) the TPPA Amount multiplied by (2) 100% minus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between June 1, 2001 and the Effective Date. An example calculation is shown on Exhibit J.

                           If this Agreement is terminated before March 1, 2003, Supplier shall pay to Buyer an amount, in accordance with the provisions of Section 7, equal to the TPPA Amount which existed before any adjustment in accordance with the first or second paragraph of this
                           Section 2.3.1, multiplied by the sum of the monthly adjustments for each month or portion thereof between the date on which this Agreement is terminated and March 1, 2003. An example calculation is shown on Exhibit J.

                  2.3.2 Any default or termination of this Agreement shall not release either Party from any applicable provisions of this Agreement with respect to:

                           2.3.2.1 The payment of liquidated damages pursuant to Sections 4.2, 12, 17, 18, or 21.

                           2.3.2.2 Indemnity obligations contained in Section 10, to the extent of the statute of limitations period applicable to any third party claim.

                           2.3.2.3 Limitation of liability provisions contained in Section 11.

                           2.3.2.4 Payment of any unpaid amounts in respect of obligations arising prior to or resulting from termination.

                           2.3.2.5 For a period of one (1) year after the termination date, the right to raise a payment dispute and the resolution thereof pursuant to Section 13.

                           2.3.2.6 The resolution of any dispute submitted pursuant to Section 13 prior to, or resulting from, termination.

3.       SECURITY

         3.1      Supplier Certification; Guarantee. As a condition of Buyer's
                  ---------------------------------
                  execution of, and continuing compliance with, this Agreement, Supplier shall at Supplier's option comply with the provisions of either Section 3.1.1 or Section 3.1.2.

                  3.1.1    Supplier Certification. Supplier shall (a) provide a
                           ----------------------
                           certificate from a duly authorized corporate officer of Supplier certifying that, as of the Effective Date, Supplier has a credit rating equal to or higher than the Minimum Investment Grade Rating; or (b) post a letter of credit in a form reasonably acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc., (ii) a credit rating of A or better from Standard & Poor's Corporation, and (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

                  3.1.2    Guarantee. In the alternative to the provisions of
                           ---------
                           Section 3.1.1, the Supplier may provide a corporate guarantee, in form and substance as set forth in Exhibit H, made by an entity (the "Guarantor") that:

                           3.1.2.1 has a credit rating equal to or higher than the Minimum Investment Grade Rating, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a credit rating equal to or higher than the Minimum Investment Grade Rating; or

                           3.1.2.2 has a MTNW of no less than one (1) billion dollars, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a MTNW of no less than one (1) billion dollars; or

                           3.1.2.3  posts a letter of credit in a form
                                    reasonably acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc., (ii) a credit rating of A or better from Standard & Poor's Corporation, and (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

         3.2      Compliance.
                  ----------

                  3.2.1    Reporting. If at any time during the term of this
                           ---------
                           Agreement, Standard & Poor's Corporation, Moody's Investors Service, Inc. or another nationally recognized firm downgrades the credit rating of Supplier, the Guarantor, or the financial institution that issued the letter of credit, as applicable, then Supplier shall provide Buyer with written notice of such change of circumstance within two (2) Business Days of any such change. In the event such a downgrade also constitutes an Event of Default pursuant to Section 17, the requirements of this
                           Section 3.2.1 are in addition to, and not in lieu of, the requirements of Section 17.

4.       SUPPLY SERVICE

         4.1      Obligations of the Parties.
                  --------------------------

         4.1.1    Supply Amount. Supplier shall be required to provide the
                  -------------
                  Supply Amount in any Dispatch Hour. As provided in Section 5.1, Buyer shall make reasonable efforts to ensure that the Supply Amount is no greater than necessary to satisfy Buyer's TRR.

                  4.1.1.1 With the Buyer's prior consent, not to be unreasonably withheld or delayed, Supplier shall be entitled to generate or otherwise procure the Supply Amount from sources other than the Asset Bundle.

                  4.1.1.2 Supplier shall deliver the Supply Amount to Buyer during the Dispatch Hour on a continuous basis at the Point(s) of Delivery and shall schedule the Supply Amount in accordance with the Buyer's OATT or the ISA's OATT, as applicable.

                  4.1.1.3 The Buyer at its sole discretion shall designate the allocation of the Supply Amount between Energy and Ancillary Services in accordance with the notification provisions of Section 5.

                           4.1.1.3.1 The Parties recognize that operation of the
                                     Asset Bundle is subject to, and thus the Supply Amount at times may be limited by, the operational parameters of the Asset Bundle. The Parties further recognize that the consolidation of two or more generating units into an Asset Bundle precludes contractual provisions addressing such operational parameters in a matter normally applied to Energy purchases from specified generating units. Consequently, Supplier will have the right to raise concerns regarding the effect of such operational parameters upon Buyer's day-ahead requests, and Buyer will make good faith efforts to alleviate Supplier's concerns.

                           4.1.1.3.2 The Parties further recognize that the
                                     Asset Bundle also is subject to the
                                     contractual and operating constraints set forth in Exhibit M.

                  4.1.2    Minimum Annual Energy Take. The Buyer shall accept a
                           --------------------------
                           minimum annual energy take during each Contract Year. The Minimum Annual Energy Take shall be set forth on Exhibit A.

                           4.1.2.1   Buyer's Obligation to Take. If Buyer is
                                     --------------------------
                                     unwilling to accept the Minimum Annual
                                     Energy Take for any Contract Year, as may be adjusted pursuant to Section 4.1.2.2, the difference (in MWh) between the Supply Amount of Energy (including consideration for Energy that would have been taken but was unavailable due to Permitted Deratings or Force Majeure, as well as the Total Amount of Energy Replaced) and the Minimum Annual Energy Take shall be billed at the Price Ceiling of Energy less the Price Floor of Energy. An example of the monthly determination of the amount of Energy to be credited against the Minimum Annual Energy Take is shown on Exhibit L.

                           4.1.2.2   Adjustments to Minimum Annual Energy Take.
                                     -----------------------------------------
                                     Buyer shall have the right to reduce the Minimum Annual Energy Take if the number of customers taking electric service from Buyer falls below the number of customers on December 31, 2000./1/ Adjustments will be applicable, on a pro rata basis, on the first (1st) day of the month immediately following Supplier's receipt of Buyer's notice of adjustment. Buyer shall provide supporting data in reasonable detail to support its calculations. An example of the calculation of a revised Minimum Annual Energy Take is shown on Exhibit K.

                  4.1.3    Minimum Hourly Energy Take. The Buyer shall accept a
                           --------------------------
                           Minimum Hourly Energy Take for any Dispatch Hour if the Supply Amount, or a portion thereof, is provided to Buyer from the Asset Bundle. The Minimum Hourly Energy Take is stated in Exhibit A.

                           4.1.3.1   Buyer's Obligation to Take. If Buyer is
                                     --------------------------
                                     unwilling to accept the Minimum Hourly
                                     Energy Take, the difference (in MWh)

--------------------------------
/1/ If the retail markets are opened to competition prior to December 31, 2000, the date immediately preceding the date on which the markets are opened will be substituted for December 31, 2000.

                                     between the Supply Amount of Energy
                                     (including consideration for Energy that would have been taken but was unavailable due to Permitted Deratings or Force Majeure, as well as the Total Amount of Energy Replaced) and Minimum Hourly Energy Take shall be billed at the Price Ceiling of Energy less the Price Floor of Energy.

                  4.1.4    Supplier Rights to Output. Supplier may sell to
                           -------------------------
                           others any portion of the Asset Bundle Capacity in excess of the Supply Amount.

                  4.1.5    Point(s) of Delivery. Supplier shall deliver, and
                           --------------------
                           Buyer shall take delivery of, the Supply Amount of Energy at the Point(s) of Delivery. Subject to
                           Section 4.1.6.2, Supplier shall be responsible for all costs associated with delivery of the Supply Amount of Energy to the Point(s) of Delivery.

                  4.1.6    Alternative Points of Delivery. For any Dispatch
                           ------------------------------
                           Hour, either Party may designate one or more alternative Points of Delivery, subject to the other Party's prior approval and consistent with Buyer's OATT or the ISA's OATT, as applicable, such approval not to be unreasonably withheld or delayed.

                           4.1.6.1 If Supplier has designated an alternative Point of Delivery, Supplier shall be responsible for all costs of delivery to such alternative Point of Delivery.

                           4.1.6.2 If Buyer has designated an alternative Point of Delivery, Buyer shall be responsible for all costs of delivery to such alternative Point of Delivery.

                  4.1.7    Fuel. Buyer shall have no responsibility for any fuel
                           ----
                           procurement or fuel transportation costs or activities associated with the Asset Bundle during the term of this Agreement.

                  4.1.8    Resale. Except as provided in the next sentence, the
                           ------
                           Supply Amount may be resold by Buyer only as necessary to satisfy Buyer's TRR. If, after submitting the day-ahead request of the Supply Amount pursuant to Section 5.1, the Buyer determines the Supply Amount requested exceeds Buyer's actual TRR, then the Buyer also shall resell at wholesale that amount of Energy in excess of Buyer's actual TRR as necessary to balance its load and resources.

                  4.1.9    Right to Review. Buyer and Supplier each shall have
                           ---------------
                           the right to review during normal business hours the relevant books and records of the other Party to confirm the accuracy of such as it pertains to transactions under this Agreement. The review shall be consistent with standard business practices and shall follow reasonable notice to the other Party. Reasonable notice for a review of the previous month's records shall be at least a twenty-four (24) hour period from a Business

                           Day to a subsequent Business Day. If a review is requested of other than the previous month's records, then notice of that request shall be provided with a minimum of seven (7) calendar days written notice by the requesting Party. The notice shall specify the period to be covered by the review. The Party providing records can make reasonable requests that the receiving Party keep the records confidential, and the receiving Party shall take reasonable steps to accommodate such requests.

         4.2      Liquidated Damages.
                  ------------------

                  4.2.1 If the Delivered Amount of Energy is less than the Supply Amount of Energy in any Dispatch Hour during a month, and Replacement Costs computed in respect of such month are greater than zero, then Supplier shall reimburse Buyer for such Replacement Costs. If Supplier's schedule of Ancillary Services is less than the Supply Amount of Ancillary Services in any Dispatch Hour during a month, Supplier shall reimburse Buyer for such Replacement Costs for the difference between Supplier's schedule and the Supply Amount of Ancillary Services. An example of the methodology used to calculate Replacement Costs is provided in Exhibit D.

                  4.2.2 Supplier also shall be responsible for any costs incurred by Buyer associated with a violation of reliability criteria (including but not limited to imbalance costs or penalties) due to a deviation between the Supply Amount and Delivered Amount.

                  4.2.3 The Parties recognize and agree that the payment of such amounts by Supplier pursuant to this Section 4.2 is an appropriate remedy in the event of such a failure and that any such payment does not constitute a forfeiture or penalty of any kind, but rather constitutes actual costs to Buyer under the terms of this Agreement.

         4.3      Supplier Operating Representative. Supplier shall provide and
                  ---------------------------------
                  maintain a twenty-four (24) hour seven (7) day per week communication link with Buyer's control center and with Buyer's schedulers. Supplier's operating representatives shall be available to address and make decisions on all operational matters under this Agreement on a twenty-four (24) hour seven
                  (7) day per week basis.

5.       NOTIFICATION

         5.1      Scheduling Notification. Buyer shall provide Supplier with a
                  -----------------------
                  day-ahead request of the Supply Amount one (1) hour prior to when day-ahead bids are due to the CALPX. Buyer shall make reasonable efforts to ensure that the day-ahead request of the Supply Amount is no greater than that amount then projected to be necessary to satisfy Buyer's TRR. In addition, for each day-ahead request, the change in the Supply Amount from one
                  (1) hour to the next hour shall be no greater than the ramping capability of the units within the Asset Bundle as shown in Exhibit A.

         5.2      Availability Notification.
                  -------------------------

                  5.2.1 No later than 5:00 a.m. (Pacific Time) of each day, Supplier shall deliver to Buyer an Availability Notice in the form set forth in Exhibit G.

                  5.2.2 Availability Notices shall provide, for the ninety-six (96) hour period starting at 6:00 a.m. (Pacific Time) that day, Supplier's hourly projection of the unavailability or derating ("Derating") of the Asset Bundle compared to the Asset Bundle Capacity figures stated for each unit in Exhibit A. Each Availability Notice also shall contain, as applicable:

                           (a) the units which are subject to a Derating;
                           (b) the magnitude of the Derating;
                           (c) the hours during which the Derating is expected
                               to apply;
                           (d) the cause of the Derating;
                           (e) the extent, if any, to which the Derating is
                               attributable  to a Permitted Derating; and
                           (f) the projected Asset Bundle Capacity for each
                               unit during the period covered by the
                               Availability Notice, pursuant to Section
                               5.2.4 below.

                  5.2.3 If and to the extent a Derating is the result of one or more of the following causes, it shall be a Permitted Derating:

                           (a) approved planned outages pursuant to Section
                               21;
                           (b) response to an Emergency Condition as described
                               in Section 20; or
                           (c) subject to the limitations expressed in Section
                               12.5, a Force Majeure event.

                  5.2.4 In respect of any Dispatch Hour, the Asset Bundle Capacity of each unit shall be the Asset Bundle Capacity figure stated in Exhibit A minus any Permitted Derating applicable during such hour.

                  5.2.5 Neither the Asset Bundle Capacity nor the Supply Amount shall be reduced by Deratings which are not Permitted Deratings. Supplier shall be responsible for all Replacement Costs, pursuant to Section 4.2.1, caused by Deratings that are not Permitted Deratings.

6.       PRICING OF ENERGY AND ANCILLARY SERVICES

         6.1      Overview. The price of Energy paid by Buyer to Supplier shall
                  --------
                  be based upon a designated hourly market price, subject to monthly floor, monthly ceiling, and annual true-up provisions. The Price Floor of Energy will ensure that Supplier will receive an average price for Energy for each month which is not less than the price stated in Exhibit B. The Price Ceiling of Energy provision provides that the average price of Energy paid to Supplier each month and for each year shall not exceed the price stated in Exhibit B.

         6.2      Price of Energy.
                  ---------------

                  6.2.1    Market Price of Energy. In respect of any Dispatch
                           ----------------------
                           Hour, the designated Market Price of Energy shall be the North of Path 15 ("NP 15") hourly market-clearing price in the day-ahead market from the CALPX as published at the following Web Site (or its successor web site)
                           http://www.calpx.com/prices/index_prices_dayahead_
                           --------------------------------------------------
                           trading.html. Should this hourly market in the day-
                           ------------
                           ahead market not exist for the entire term, the Parties shall agree upon a similar market price index.

                  6.2.2    Price Floor of Energy. The Price Floor of Energy is
                           ---------------------
                           stated in Exhibit B and shall not change during the term of this Agreement.

                  6.2.3    Price Ceiling of Energy. The Price Ceiling of Energy
                           -----------------------
                           is stated in Exhibit B and shall not change during the term of this Agreement.

         6.3      Pricing of Ancillary Services. The price of the capacity
                  -----------------------------
                  component of Ancillary Services is stated in Exhibit B. The price of Ancillary Services shall not change during the term of the Agreement. Supplier shall make available to Buyer and Buyer shall offer to pass through the Energy portion of Ancillary Services with respect to the Supply Amount to the ISA, or Control Area Operator, at the Price Ceiling of Energy (plus expected direct transaction costs). The net proceeds shall be credited to the Supplier pursuant to Section 7.

         6.4      Price Revisions. The Parties waive any and all rights to seek
                  ---------------
                  to revise the provisions of this Agreement, including the prices stated, pursuant to Sections 205 and/or 206 of the Federal Power Act.

         6.5      Recourse Service. Buyer agrees not to purchase Recourse
                  ----------------
                  Service during the term of the Agreement. However, Buyer is permitted to purchase Negotiated Service during the term of the Agreement.

7.       INVOICING AND PAYMENTS

         7.1      Invoicing and Payment. On or before the tenth (10th) day of
                  ---------------------
                  each month, Supplier shall send to Buyer an invoice setting forth the Supply Amount, Delivered Amount, the Market Price of Energy pursuant to Section 6.2.1 for each Dispatch Hour in the previous month, any amount due in accordance with Section 7.13 and the total due from Buyer. The invoice shall be calculated based upon data available to Supplier and shall be in accordance with this Section 7 and Exhibit C. Buyer shall promptly notify Supplier if Buyer in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute.

         7.2      Monthly Invoice Calculation. On each monthly invoice, Supplier
                  ---------------------------
                  shall calculate the following amounts:


                  7.2.1 The Delivered Amount in respect of each Dispatch Hour multiplied by the corresponding Market Price of Energy pursuant to Section 6.2.1, summed over the billing period;

                  7.2.2 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Ceiling of Energy;

                  1.1.1 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Floor of Energy;

                  7.2.3 For each Dispatch Hour of the billing period, the shortfall, if any, between the Supply Amount and the Delivered Amount (and in the case of Ancillary Services the shortfall between the Supply Amount of Ancillary Services and Supplier's schedule of Ancillary Services);

                  7.2.4 The Supply Amount of Ancillary Service for each dispatch hour multiplied by the price of Ancillary Services as stated in Exhibit B; and

                  7.2.5 The Delivered Amount of Energy related to Ancillary Services for each dispatch hour multiplied by the Price Ceiling of Energy as stated in Exhibit B.

                  7.2.6 If applicable, any amount to be calculated in accordance with Section 7.13.

         7.3      Supplier's Invoice. Supplier will invoice the lesser of the
                  ------------------
                  amounts calculated in Sections 7.2.1 and 7.2.2, provided that if the amount calculated in Section 7.2.1 is less than the amount calculated in Section 7.2.3, Supplier shall invoice Buyer the amount calculated in Section 7.2.3. Supplier shall also include in its invoice the amounts calculated in Sections 7.2.5, 7.2.6 and 7.2.7. If the Delivered Amount exceeds the Supply Amount, Buyer shall not be obligated to pay for the excess amount. Buyer shall pay Supplier for the amounts invoiced pursuant to Section 7.2.6 upon Buyer's receipt of payment from ISA or Control Area Operator. Examples of this monthly invoice calculation (and annual true-up process) are contained in Exhibit C.

         7.4      Buyer's Invoice. In the event any shortfall occurs pursuant to
                  ---------------
                  Section 7.2.4 or payment is due to Buyer pursuant to Section 7.13, Buyer shall within ten (10) Business Days of receipt of Supplier's invoice deliver to Supplier a Buyer's invoice detailing any Replacement Costs or other payment due. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's invoice results in an amount due from Supplier to Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice. Buyer shall have the right to adjust the invoices issued in accordance with this Section 7.4 if Buyer incurs Replacement Costs that were not known when earlier invoices were issued. Adjusted invoices shall be issued within thirty (30) days of the date on which the additional Replacement Costs become known. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's adjusted invoice results in an amount due from Supplier to Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice.

         7.5      Annual True-Up Mechanism for Energy.
                  -----------------------------------

                  7.5.1 The annual true-up mechanism will provide adjustments among the Parties with respect to each Contract Year in the following scenarios:


                           (a)      If (i) the Price Ceiling of Energy
                                    multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is less than or equal to (ii) the Market Price of Energy for each hour pursuant to Section
                                    6.2.1 multiplied by the Delivered Amount of Energy for each hour during the Contract Year, Supplier shall subtract (x) the amount invoiced by Supplier for Energy pursuant to
                                    Section 7.3 summed of over the Contract Year from (y) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                           (b)      If (i) the Price Ceiling of Energy
                                    multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is greater than or equal to (ii) the Market Price of Energy for each hour pursuant to
                                    Section 6.2.1 multiplied by the Delivered
                                    Amount of Energy for each hour during the Contract Year, Supplier shall subtract (x) the amount invoiced by Supplier for Energy pursuant to Section 7.3 summed of over the Contract Year from (y) the Market Price of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                           (c) If Buyer incurred Replacement Costs for energy during the Contract year, Supplier shall multiply the Total Amount of Energy Replaced during the Contract Year by the Average Cost of Delivered Energy after true-up as determined in accordance with
                                    Section 7.5.1 (a) or 7.5.1 (b). If the
                                    amount so obtained is greater than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be zero. If the amount so obtained is less than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be the sum of the monthly Gross Replacement Costs of Energy less the amount obtained in accordance with the first sentence of this
                                    Section 7.5.1(c).

                                    If the Adjusted Replacement Cost of Energy is greater than the sum of the monthly Invoiced Replacement Costs of Energy from Buyer's Invoices for the Contract Year, Supplier shall pay the difference to Buyer. If the sum of the monthly Invoiced Replacement costs of Energy is greater than the Adjusted Replacement Cost of Energy, Buyer shall pay the difference to Seller.

                  7.5.2 True-up adjustments will be calculated by Supplier within twenty (20) days after each Contract Year. Examples of the true-up calculations and invoice form are set forth in Exhibit E. Interest shall be calculated pursuant to 18 CFR Section 35.19a and shall be included in the true-up invoice. Invoices for true-up adjustments shall be submitted by Supplier within thirty (30) days after the end of the Contract Year. Payments for such invoices shall be due from Buyer thirty (30) days from receipt of the true-up invoice.

         7.6      Invoice Disagreements. Should there be a good faith dispute
                  ---------------------
                  over any invoice, the Parties shall promptly seek resolution pursuant to Section 13. Pending resolution of the invoice dispute, payment shall be made or offsets or credits taken, as applicable, based upon the undisputed portion of the invoice.

         7.7      Adjustments. Upon resolution of the dispute, the prevailing
                  -----------
                  Party shall be entitled to receive the disputed amount, as finally determined to be payable along with interest (calculated pursuant to 18 C.F.R. (S)35.19a through the date of payment. No invoice (or payment covered thereby) shall be subject to adjustment unless notice or request for adjustment is given within one (1) year of the date payment thereunder was due.

         7.8      Method of Payment. Subject to Sections 7.3, 7.6 and 7.7, Buyer
                  -----------------
                  shall remit all amounts due by wire or electronic fund transfer, pursuant to Supplier's invoice instructions, no later than thirty (30) days after receipt of the invoice.

         7.9      Overdue Payments. Overdue payments shall bear interest from
                  ----------------
                  and including, the due date to the date of payment on the unpaid portion calculated pursuant to 18 C.F.R.(S)35.19a.

         7.10     Buyer Right to Offset. Buyer shall have the right to offset
                  ---------------------
                  any amounts Supplier owes to Buyer, including Replacement Costs (except for such amounts disputed in good faith by Supplier), against the amounts owed by Buyer to Supplier.

         7.11     Taxes. Each Party shall pay ad valorem and other taxes
                  -----
                  attributed to its facilities and services provided. Supplier shall not include any taxes of any kind in its invoices to Buyer. The prices of Energy and Ancillary Services shall not change during the term of this Agreement as a result of any changes in local, state or federal taxes, fees or levies.

         7.12     Late Invoices. If either Party submits an invoice outside of
                  -------------
                  the time deadlines set forth herein, that Party shall not forfeit its rights to collect the amounts due thereunder, provided that such invoice is no more than six (6) months late, and provided that changes to invoices remain subject to the deadline in Section 7.7.

         7.13     Termination Prior to March 1, 2003. Notwithstanding any other
                  ----------------------------------
                  provision herein, in the event that this Agreement is terminated before March 1, 2003 and as a result of such termination Buyer is entitled to a payment in accordance with
                  Section 2.3.1, Supplier shall include an amount calculated in accordance with Section 2.3.1 and Exhibit J, to be paid by Supplier to Buyer in the next monthly invoice submitted to Buyer following such termination.

8.       REGULATORY APPROVALS

         8.1 This Agreement will be filed with the FERC and any other appropriate regulatory agencies by the appropriate Party as may be required.

9.       COMPLIANCE

         9.1 Each Party shall comply with all relevant Laws and shall, at its sole expense, maintain in full force and effect all relevant permits, authorizations, licenses, and other authorizations material to the maintenance of facilities and the performance of obligations under this Agreement.

         9.2 Each Party and its representatives shall comply with all relevant requirements of any authorized Control Area Operator, ISA, and/or EDU to ensure the safety of its employees and the public, and to ensure electric system reliability and integrity, material to the performance of this Agreement.

         9.3 Buyer and Supplier shall perform or cause to be performed, their obligations under this Agreement in all material respects in accordance with Good Utility Practices. Supplier covenants and agrees that as of the Effective Date it shall
                  (a) have the right to control the operation of the Asset Bundle (b) be willing and able to perform its obligations under this Agreement.

10.      INDEMNIFICATION

         10.1 To the fullest extent permitted by law, a Party to this Agreement ("the Indemnifying Party") shall indemnify, defend and hold harmless the other Party, its parent, affiliates, and successors and agents (each an "Indemnified Party") from and against any and all claims, demands, suits, obligations, payments, liabilities, costs, judgments, damages, losses or expenses asserted by third parties against an Indemnified Party and arising out of, relating to, or resulting from the Indemnifying Party's breach of, or the negligent performance of its obligations under this Agreement.

                  10.1.1 Such indemnity shall also extend to actual courts costs, attorneys' fees, expenses and other liabilities incurred in the defense of any claim, action or proceeding, including negotiation, settlement, defense and appeals, to which this indemnification obligation applies. In furtherance of the foregoing indemnification and not by way of limitation thereof, the Indemnifying Party hereby waives any defense it otherwise might have against the Indemnified Party under applicable workers' compensation laws.

                  10.1.2 In claims against any Indemnified Party by an agent of the Indemnifying Party, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Section 10 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Indemnifying Party or a subcontractor under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

                  10.1.3 Such indemnity shall also extend to all costs and expenses incurred by the Indemnified Party in any action or proceeding to enforce the provisions of this Agreement, but only if and to the extent the Indemnified Party prevails in such action or proceeding.

         10.2     No Negation of Existing Indemnities; Survival. Each Party's
                  ---------------------------------------------
                  indemnity
                  obligations hereunder shall not be construed to negate, abridge or reduce other rights or obligations or indemnity which would otherwise exist at law or equity. The obligations contained herein shall survive any termination, cancellation, or suspension of this Agreement to the extent that any third party claim is commenced during the applicable statute of limitations period.

10.3     Indemnification Procedures.
         --------------------------

         10.3.1 Any Party seeking indemnification under this Agreement shall give the other Party notice of such claim promptly but in any event on or before thirty (30) days after the Party's actual knowledge of such claim or action. Such notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the claim that has been, or may be sustained by, said Party. To the extent that the other Party will have been actually and materially prejudiced as a result of the failure to provide such notice, such notice will be a condition precedent to any liability of the other Party under the provisions for indemnification contained in this Agreement.

         10.3.2 In any action or proceeding brought against an Indemnified Party by reason of any claim indemnifiable hereunder, the Indemnifying Party may, at its sole option, elect to assume the defense at the Indemnifying Party's expense, and shall have the right to control the defense thereof and to determine the settlement or compromise of any such action or proceeding. Notwithstanding the foregoing, an Indemnified Party shall in all cases be entitled to control its defense in any action if it:

                  (i) may result in injunctions or other equitable remedies in respect of the Indemnified Party which would affect its business or operations in any materially adverse manner;

                  (ii) may result in material liabilities which may not be fully indemnified hereunder; or

                  (iii) may have a significant adverse impact on the business or the financial condition of the Indemnified Party (including a material adverse effect on the tax liabilities, earnings or ongoing business relationships of the Indemnified Party) even if the Indemnified Party pays all indemnification amounts in full.

         10.3.3 Subject to Section 10.3.2, neither Party may settle or compromise any claim for which indemnification is sought under this Agreement without the prior consent of the other Party; provided, however, said consent shall not be unreasonably withheld or delayed.

11.      LIMITATION OF LIABILITY

         11.1     Responsibility for Damages: Except as otherwise provided
                  --------------------------
                  herein or to the extent
                  of the other Party's negligence or willful misconduct, each Party shall be responsible for all physical damage to or destruction of the property, equipment and/or facilities owned by it and its affiliates and any physical injury or death to natural Persons resulting therefrom, regardless of who brings the claim and regardless of who caused the damage, and shall not seek recovery or reimbursement from the other Party for such damage; provided, that in any such case the Parties will exercise Due Diligence to remove the cause of any disability at the earliest practicable time.

         11.2     No Consequential Damages: To the fullest extent permitted by
                  ------------------------
                  law and notwithstanding other provisions of this Agreement, in no event shall a Party, or any of its Agents, be liable to the other Party, whether in contract, warranty, tort, negligence, strict liability, or otherwise, for special, indirect, incidental, multiple, consequential (including but not limited to lost profits or revenues and lost business opportunities), or punitive damages related to or resulting from performance or nonperformance of this Agreement or any activity associated with or arising out of this Agreement. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this Section 11.2. In addition, this limitation on liability shall not apply with respect to claims pursuant to Section 10 hereof.

         11.3     Survival: The provisions of this Section 11 shall survive any
                  --------
                  termination, cancellation, or suspension of this Agreement.

12.      FORCE MAJEURE

         12.1 An event of "Force Majeure" shall be defined as any interruption or failure of service or deficiency in the quality or quantity of service or any other failure to perform any of its obligations hereunder to the extent such failure occurs without fault or negligence on the part of that Party and is caused by factors beyond that Party's reasonable control, which by the exercise of reasonable diligence that Party is unable to prevent, avoid, mitigate or overcome, including:

                  (i) acts of God or the public enemy, such as storms, flood, lightning, and earthquakes,

                  (ii) failure, threat of failure, or unscheduled withdrawal of facilities from operation for maintenance or repair, and including unscheduled transmission and distribution outages,

                  (iii)    sabotage of facilities and equipment,

                  (iv)     civil disturbance,

                  (v)      strike or labor dispute,

                  (vi)     action or inaction of a court or public authority, or

                  (vii) any other cause of similar nature beyond the reasonable control of that Party.

         12.2 Economic hardship of either Party shall not constitute Force Majeure under this Agreement. Notwithstanding this, if Buyer suffers an event of Force Majeure it shall be relieved of its obligation to take delivery of, or otherwise pay for, Energy and Ancillary Services under this Agreement for the duration of the event of Force Majeure. In addition, if Buyer is unable to have Energy and Ancillary Services delivered from the Point(s) of Delivery to its service territory due to an outage on the Transmission System, that shall be considered a Force Majeure event and shall relieve Buyer of performance for the extent of the event.

         12.3 In the event of a Force Majeure, neither Party shall be considered in default under this Agreement or responsible to the other Party in tort, strict liability, contract or other legal theory for damages of any description, and affected performance obligations shall be extended by a period equal to the term of the resultant delay, but in no event shall exceed the term of the Agreement, provided that the Party relying on a claim of Force Majeure:

                  (i) provides prompt written notice of such Force Majeure event to the other Party, giving an estimate of its expected duration and the probable impact on the performance of its obligations hereunder;

                  (ii) exercises all reasonable efforts to continue to perform its obligations under this Agreement;

                  (iii) expeditiously takes action to correct or cure the event or condition excusing performance so that the suspension of performance is no greater in scope and no longer in duration than is dictated by the problem; provided, however, that settlement of strikes or other labor disputes will be completely within the sole discretion of the Party affected by such strike or labor dispute;

                  (iv) exercises all reasonable efforts to mitigate or limit damages to the other Party; and

                  (v) provides prompt notice to the other Party of the cessation of the event or condition giving rise to its excuse from performance.

         12.4 Notwithstanding the above provisions, a Force Majeure event shall excuse Supplier from its obligation to deliver the Supply Amount pursuant to Section 4 of this Agreement only for the first forty-eight (48) hours of the Force Majeure event; provided that such forty-eight (48) hour limit shall not apply to the extent the Force Majeure event is an outage on the Transmission System. After such twenty-four (24) hour period, Supplier must either deliver the Supply Amount at the Point(s) of Delivery or pay liquidated damages pursuant to Section 4.2 of this Agreement.

         12.5 If Supplier has notified Buyer of an event of Force Majeure, and if Supplier so requests, Buyer will attempt to replace the Supply Amount that is not excused in accordance with Section
                  12.4 with Energy or Ancillary Services from another Asset Bundle. However, Buyer's inability to acquire such replacement Energy or Ancillary Services shall not excuse Supplier from Supplier's obligation to deliver the Supply Amount not otherwise excused in accordance with Section 12.4

13.      DISPUTES

         13.1 Any action, claim or dispute which either Party may have against the other arising out of or relating to this Agreement or the transactions contemplated hereunder, or the breach, termination or validity thereof (any such claim or dispute, a "Dispute") shall be submitted in writing to the other Party. The written submission of any Dispute shall include a concise statement of the question or issue in dispute together with a statement listing the relevant facts and documentation that support the claim.

         13.2 The Parties agree to cooperate in good faith to expedite the resolution of any Dispute. Pending resolution of a Dispute, the Parties shall proceed diligently with the performance of their obligations under this Agreement.

         13.3 The Parties shall first attempt in good faith to resolve any Dispute through informal negotiations by the Contract Representatives. In the event that the Contract Representatives are unable to satisfactorily resolve the Dispute within thirty (30) days from the receipt of notice of the Dispute, either Party may by written notice to the other Party refer the Dispute to its respective senior management for resolution as promptly as practicable. If the Parties' senior management are unable to resolve the Dispute within forty-five (45) days from the date of such referral, thereafter the Parties may agree in writing to extend the time period of such senior management negotiations. In the event the Parties' senior management do not resolve the dispute within the prescribed or extended time period, either Party may initiate arbitration through the serving and filing of a demand for arbitration and the Parties expressly agree that arbitration in accordance with this Section 13 shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a jury trial with respect to any Dispute, provided that at any time:


                  13.3.1 A request made by a Party for provisional remedies requesting preservation of the Parties' respective rights and obligations under the Agreement may be resolved by a court of law located in the County of the principal place of business of Buyer.

                  13.3.2 Nothing in this Agreement shall preclude, or be construed to preclude, any Party from filing a petition or complaint with the FERC or PUCN with respect to any arbitrable Dispute over which said agency has jurisdiction. In such case, the other Party may request the FERC or PUCN, as applicable, to reject or to waive jurisdiction. If jurisdiction is rejected or waived with respect to all or a portion of the Dispute, the portion of the Dispute not so accepted by the FERC or PUCN, as applicable, shall be resolved through arbitration in accordance with this Agreement. To the extent that the FERC or PUCN, as applicable, asserts or accepts jurisdiction over the Dispute, the decision, finding of fact or order of FERC shall be final and binding, subject to judicial review under the Federal Power Act or Nevada Revised Statutes and subject to the provisions of Section
                           2.2.2. Any arbitration proceedings that may have commenced with respect to the Dispute prior to the assertion or acceptance of jurisdiction by the FERC or PUCN, as applicable, shall be terminated to the extent the FERC or PUCN accepts or asserts jurisdiction over such Dispute.

         13.4 Unless otherwise agreed by the Parties, any arbitration initiated under this Agreement shall be conducted in accordance with the following:

                  13.4.1 Arbitrations shall be held within the County of the principal place of business of Buyer.

                  13.4.2 Except as otherwise modified herein, the arbitration shall be conducted in accordance with the "Commercial Arbitration Rules" of the American Arbitration Association ("AAA") then in effect.

                  13.4.3 Arbitration shall be conducted by one neutral arbitrator who shall be selected pursuant to the AAA rules and the following:

                           13.4.3.1 The Parties agree that the list of potential
                                    arbitrators provided by the AAA shall, if available, contain twenty (20) candidates, and at least fifty percent (50%) of the candidates shall be members of the AAA National Energy Panel.

                           13.4.3.2 The Parties also agree that each shall be
                                    allowed to strike the names of five
                                    candidates before ranking the remaining
                                    candidates and returning the list to the AAA in accordance with the Commercial Arbitration Rules. If the Parties are unable to agree on an arbitrator, such arbitrator shall be appointed by the AAA.

                           13.4.3.3 The arbitrator shall not have any current or
                                    past substantial business, financial, or personal relationships with either Party (or their Affiliates) and shall not be a vendor, supplier, customer, employee, consultant, or competitor to either of the Parties or their Affiliates.

                           13.4.3.4 The arbitrator shall be authorized only to
                                    interpret and apply the provisions of this Agreement or any related agreements entered into under this Agreement and shall have no power to modify or change any provision of this Agreement. The arbitrator shall have no authority to award punitive or multiple damages or any damages inconsistent with this Agreement. The arbitrator shall within thirty (30) days of the conclusion of the hearing, unless such time is extended by agreement of the Parties, notify the Parties in writing of his or her decision, stating his or her reasons for such decision and separately listing his or her findings of fact and conclusions of law. Judgment on the award may be entered in any court having jurisdiction.

         13.5 The Parties shall proceed with the arbitration expeditiously, and the arbitration shall be concluded within five (5) months of the filing of the demand for arbitration pursuant to this
                  Section 13 in order that the decision may be rendered within six (6) months of such filing, unless the arbitrator extends such time at the request of a Party upon a showing of good cause or upon agreement of the Parties.

         13.6 Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of any arbitration agreement shall be governed by the Federal Arbitration Act of the United States, 9 U.S.C. (S)(S)1 et seq.

         13.7 The decision of the arbitrator shall be final and binding on both Parties and may be enforced in any court having jurisdiction over the Party against which enforcement is sought.

         13.8 The fees and expenses of the arbitrator shall be shared by the Parties equally, unless the decision of the arbitrator shall specify some other apportionment of such fees and expenses. All other expenses and costs of the arbitration shall be borne by the Party incurring the same.

14.      NATURE OF OBLIGATIONS

         14.1 Except where specifically stated in this Agreement to be otherwise, the duties, obligations, and liabilities of the Parties shall be several, not joint or collective. The provisions of this Agreement shall not be construed to create an association, trust, partnership, or joint venture; to impose a trust or partnership duty, obligation, or liability or agency relationship on or with regard to either Party.

         14.2 Nothing in this Agreement nor any action taken hereunder shall be construed to create any duty, liability, or standard of care to any person not a Party to this Agreement. Each Party shall be individually and severally liable for its own obligations under this Agreement.

         14.3 By this Agreement, neither Party dedicates any part of its facilities or the service provided under this Agreement to the public.

15.      SUCCESSORS AND ASSIGNS

         15.1 This Agreement may be assigned, without express written consent of the other Party, as follows:

                  15.1.1 Buyer may assign this Agreement or assign or delegate its rights and obligations under this Agreement, in whole or in part, if such assignment is made to an affiliate, parent, subsidiary, successor or any party, provided that such assignee operates all or a portion of the PLR or if such assignment is required by Law or applicable regulations.

                  15.1.2   Buyer also may assign this Agreement as provided in
                           Section 11.5 of the Asset Sale Agreement; provided that such assignment is to an entity that (a) has the right to control the operation of the Asset Bundle; and (b) is willing and able to perform its obligations under this Agreement.

         15.2 Supplier may, without the consent of Buyer, assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee, lending institution, or any Person for the purposes of financing or refinancing the Asset Bundle, including upon or pursuant to the exercise of remedies under such financing or refinancing, or by way of assignments, transfers, conveyances of dispositions in lieu thereof; provided, however, that no such assignment or disposition shall relieve or in any way discharge Supplier or such permitted assignee from the performance of its duties and obligations under this Agreement. Buyer agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, conveyance, pledge or disposition of rights hereunder for purposes of the financing or refinancing of the Asset Bundle, so long as Buyer's rights under this Agreement are not thereby materially altered, amended, diminished or otherwise impaired.

         15.3 Either Party may, without the consent of the other Party, assign this Agreement to a successor to all or substantially all of the assets of such Party by way of merger, consolidation, sale or otherwise, provided such successor assumes and becomes liable for all of such Party's duties and obligations hereunder including Section 3 hereof.

         15.4 Except as stated above, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either Party, including by operation of law, without the prior written consent of the other Party, said consent not to be unreasonably withheld. Any assignment of this Agreement in violation of the foregoing shall be, at the option of the non-assigning Party, void.

         15.5 Except as set forth above, no assignment or transfer of rights or obligations under this Agreement by a Party shall relieve said Party from full liability and financial responsibility for the performance thereof after any such transfer or assignment unless and until the transferee or assignee shall agree in writing to assume the obligations and duties of said Party under this Agreement and the other Party has consented in writing to such assumption; said consent not to be unreasonably withheld.

         15.6 This Agreement and all of the provisions hereof are binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

16.      REPRESENTATIONS

         16.1     Representations of the Parties. The Parties represent and
                  ------------------------------
                  warrant each to the other as follows:

                  16.1.1   Incorporation. Buyer is a corporation duly
                           -------------
                           incorporated, validly existing and in good standing under the laws of the State of Nevada. Supplier is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Both Buyer and Supplier have all requisite corporate power and authority to own, lease and operate their material assets and properties and to carry on their business as now being conducted.

                  16.1.2   Authority. The Party has full corporate power and
                           ---------
                           authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required on the part of the Party. The Agreement has been duly and validly executed and delivered by the Party and, assuming that it is duly and validly executed and delivered by the other Party, constitutes a legal, valid and binding agreement of the Party.

                  16.1.3   Compliance With Law. The Party represents and
                           -------------------
                           warrants that it is not in violation of any applicable Law, or applicable regulation, which violation could reasonably be expected to materially adversely affect the other Party's performance of its obligations under this Agreement. The Party represents and warrants that it will comply with all Laws, and regulations applicable to its compliance with this Agreement, non-compliance with which would reasonably be expected to materially adversely affect either Party's performance of its obligations under this Agreement.

                  16.1.4   Representations of Both Parties. The representations
                           -------------------------------
                           in this Section 16 shall continue in full force and effect for the term of this Agreement.

17.      DEFAULT AND REMEDIES

         17.1 An Event of Default hereunder shall be deemed to have occurred upon a Party's (Defaulting Party) failure to comply with any material obligation imposed upon it by this Agreement. Examples of an Event of Default include, but are not limited to the following:

                  (i) Failure to make any payments due under this Agreement;

                  (ii) Failure to deliver the Supply Amount for a period of five (5) consecutive days;

         (iii) Failure to follow the directions of a Control Area Operator, ISA, EDU, WSCC, NERC, PUCN, FERC, or any successor thereto where following such directions is required hereunder;

         (iv)     Supplier not being in compliance with Section 3; and

         (v) Failure of the Guarantor to be in compliance with the terms of the Guarantee delivered under Section 3.1.2.

         17.2     An Event of Default shall be excused:

                  17.2.1 In the event such Event of Default was caused by Force Majeure provided that the Party claiming a Force Majeure complies with the requirements of
                           Section 12; and

                  17.2.2 In the event such Event of Default was caused by transmission and distribution outages or disruptions.

         17.3 Unless excused, in an Event of Default the Non-Defaulting Party shall be entitled to provide written notice (or verbal notice in case of emergency followed by written notice) of the Event of Default to the Defaulting Party and to specify a cure period, which cure period shall be a minimum of thirty (30) days.

         17.4 If an Event of Default is not cured by the Defaulting Party during the cure period specified by the Non-Defaulting Party, the Non-Defaulting Party shall be entitled to those remedies which are not inconsistent with the terms of this Agreement, including termination and the payment of liquidated damages. A Defaulting Party shall not be liable to the Non-Defaulting Party for any punitive, consequential or incidental damages. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this
                  Section 17.4.

         17.5 Notwithstanding this Section 17, liquidated damages shall be paid to Buyer pursuant to Sections 4.2, 12, 18, and 21.

18.      FACILITY ADDITIONS AND MODIFICATIONS

         18.1 Supplier shall be entitled to make additions and modifications to the Asset Bundle subject to the following:

                  18.1.1 To the extent additions and modifications interfere with the operation of the Asset Bundle in providing the Supply Amount to Buyer beyond the limits for planned outages set forth in Section 21, liquidated damages shall be paid to Buyer pursuant to Section 4.2.

                  18.1.2 Supplier shall use reasonable efforts to minimize any adverse impact on Buyer during the course of making such additions and modifications.

                  18.1.3 Such additions and modifications shall be conducted in accordance with Good Utility Practice, and all applicable Laws, regulations, reliability criteria and the Interconnection Agreement between Buyer and Supplier, dated October 16, 2000, as it may be amended from time to time.

         18.2 Supplier shall seek Buyer's prior written approval for all Supplier's additions or modifications to the Asset Bundle which might reasonably be expected to have an adverse effect upon Buyer with respect to operations or performance under this Agreement.

19.      COORDINATION

         19.1 Upon knowledge thereof, each Party shall promptly give notice to the other Party of any labor dispute which is delaying or threatens to delay the timely performance of this Agreement, which shall include a description of the general nature of the dispute.

20.      EMERGENCY AND NONEMERGENCY CONDITION RESPONSE

         20.1 Buyer and Supplier shall comply with any applicable requirement of any Governmental Authority, NERC, WSCC, ISA, Control Area Operator, transmission operator, EDU or any successor of any of them, regarding the reduced or increased generation of the Asset Bundle in the event of an Emergency Condition or Nonemergency Condition.

         20.2 Supplier shall not be obligated to deliver the Supply Amount and no liquidated damages shall become due, if the Supply Amount is reduced in the event of an Emergency Condition or a Nonemergency Condition.

         20.3 Each Party shall provide prompt verbal notice to the other Party of any Emergency Condition or Nonemergency Condition.

         20.4 Either Party may take reasonable and necessary action to prevent, avoid or mitigate injury, danger, damage or loss to its own equipment and facilities, or to expedite restoration of service; provided, however, that the Party taking such action shall give the other Party prior notice if at all possible before taking any action. However, this Section 20.4 shall not be construed to supersede Sections 20.2 and 20.3.

21.      OUTAGE SCHEDULING

         21.1 Supplier shall request Buyer's approval prior to any inspections, proposed planned outages or other non-forced outages (all hereinafter referred to as "planned outages") of the Asset Bundle so as to minimize the impact on the availability of the Asset Bundle. Under no circumstances shall Supplier conduct a planned outage without the express prior consent of Buyer pursuant to this Section 21.

         21.2     Planned Outages.
                  ---------------

                  21.2.1 Within sixty (60) days following the Effective Date of this Agreement and on or before October 1 of each Contract Year, Supplier shall provide Buyer with a schedule of proposed planned outages for the period beginning on the date of such proposed schedule for the following twelve (12) months. The proposed planned outage schedule will designate days for each unit in which the Asset Bundle Capacity will be reduced in part or total for each such unit. Each proposed schedule shall include all applicable information, including but not limited to the following: Month, day and time of requested outage; facilities impacted (such as Unit and description); duration of outage; purpose of outage; amount of capacity (in MWs) which is derated; other conditions and remarks; and name of contact and phone number.

                  21.2.2 Buyer shall promptly review Supplier's proposed schedule and shall either require modifications or approve the proposed schedule. Supplier shall use its best efforts to accomplish all planned outages in accordance with the approved schedule. Supplier shall be responsible to Buyer for Replacement Costs (i) if any outage period exceeds its approved schedule, provided that changes to the approved schedule may be requested by either Party and each Party shall make reasonable efforts to accommodate such changes, provided further the Buyer shall have no obligation to agree to Supplier's revisions to the approved planned outage schedule; and (ii) if Supplier conducts a planned outage without the consent of Buyer as provided herein.

22.      REPORTS

         22.1 Supplier shall promptly provide Buyer with copies of any orders, decrees, letters or other written communications to or from any Governmental Authority asserting or indicating that Supplier and/or its Asset Bundle is in violation of Laws which relate to Supplier, or operations or maintenance of the Asset Bundle and which may have an adverse effect on Buyer. Supplier shall use reasonable efforts to keep Buyer appraised of the status of any such matters.

23.      COMMUNICATIONS

         23.1 Supplier's Operating Representatives shall be available twenty-four (24) hours per day for communications with the Control Area Operator and/or the ISA and Buyer to facilitate the operations contained in this Agreement.

         23.2 Supplier shall, at its expense, maintain and install real-time communications equipment at the Asset Bundle to maintain communications between personnel on site at the Asset Bundle, Buyer and the Control Area Operator at all times. Supplier shall provide at its expense:

                  (i)      Ringdown voice telephone lines, and
                  (ii) Equipment to transmit to and receive telecopies from Buyer and the Control Area Operator.

         23.3 Supplier shall immediately report to Buyer any "Abnormal Condition" that has or may occur, and provide all pertinent information, including but not limited to the following:

                  (i) A description of the "Abnormal Condition" and the actions to be taken to alleviate the "Abnormal Condition";

                  (ii) The expected duration including the beginning and ending time of the "Abnormal Condition"; and

                  (iii) The amount of any adjustment to the current (real time) level of Energy and Ancillary Services.

         23.4     Cause of the Condition.
                  ----------------------

                  23.4.1 An "Abnormal Condition" shall include without limitation any conditions that, to Supplier's knowledge, have or are reasonably likely to:

                           (i) Adversely affect Supplier's ability to provide Energy and Ancillary Services to Buyer;

                           (ii) Cause an unplanned reduction in the amount of delivery of Energy and Ancillary Services to Buyer; or

                           (iii) Cause an unplanned isolation of the Asset Bundle from the transmission system.

         23.5 Supplier shall immediately notify Buyer after such "Abnormal Condition" has been alleviated.

24.      NOTICES

         24.1 All notices hereunder shall, unless specified otherwise, be in writing and shall be addressed, except as otherwise stated herein, to the Parties as set forth in Exhibit F.

         24.2 All written notices or submittals required by this Agreement shall be sent either by hand-delivery, regular first class U.S. mail, registered or certified U.S. mail postage paid return receipt requested, overnight courier delivery, electronic mail or facsimile transmission and will be effective and deemed to have been received on the date of receipt personally, on the date and time as documented by method of delivery if during normal business hours or on the next succeeding Business Day, or on the third (3rd) Business Day following deposit with the U.S. mail if sent regular first class U.S. mail.

                  sent regular first class U.S. mail.

         24.3 Notices of an Event of Default pursuant to Section 17 and or Force Majeure pursuant to Section 12 may not be sent by regular first class U.S. mail.

         24.4 Any payments required to be made under this Agreement shall be made to the Party as set forth in Exhibit F.

         24.5 Each Party shall have the right to change, at any time upon written notice to the other Party, the name, address and telephone numbers of its representatives under this Agreement for purposes of notices and payments.

25.      MERGER

         25.1 The Agreement contains the entire agreement and understanding between the Parties with respect to all of the subject matter contained herein, thereby merging and superseding all prior agreements and representations by the Parties with respect to such subject matter.

         25.2 In the event of any conflict between this Agreement and the Asset Sale Agreement, the terms of the Asset Sale Agreement shall govern.

26.      HEADINGS

         26.1 The headings or section titles contained in this Agreement are inserted solely for convenience and do not constitute a part of this Agreement between the Parties, nor should they be used to aid in any manner in the construction of this Agreement.

27.      COUNTERPARTS AND INTERPRETATION

         27.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         27.2 In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

         27.3 Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         27.4 The word "including" in this Agreement shall mean "including without limitation".

28.      SEVERABILITY

         28.1 If any term, provision or condition of this Agreement is held to be invalid, void or unenforceable by a court or Governmental Authority of competent jurisdiction and such holding is subject to no further appeal or judicial review, then such invalid, void, or unenforceable term, provision or condition shall be deemed severed from this Agreement and all remaining terms, provisions and conditions of this Agreement shall continue in full force and effect, unless, however, the effect of the severance would vitiate the intent of the Parties hereto, as determined by either Party in its reasonable discretion.

         28.2 The Parties shall endeavor in good faith to replace such invalid, void, or unenforceable provisions with a valid and enforceable provision which achieves the purposes intended by the Parties to the greatest extent permitted by law.

29.      WAIVERS

         29.1 No failure or delay on the part of a Party in exercising any of its rights under this Agreement or in insisting upon strict performance of provisions of this Agreement, no partial exercise by either Party of any of its rights under this Agreement, and no course of dealing between the Parties shall constitute a waiver of the rights of either Party under this Agreement. Any waiver shall be effective only by a written instrument signed by the Party granting such waiver, and such shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

30.      AMENDMENTS

         30.1 The Parties shall negotiate in good faith to determine necessary amendments, if any, to this Agreement, provided that in negotiating such amendments the Parties shall attempt, in good faith, to reasonably preserve the bargain initially struck in this Agreement if any Governmental Authority, FERC, any state or the PUCN, implements a change in any Law or applicable regulation that materially affects or is reasonably expected to materially affect Buyer's PLR service under this Agreement.

         30.2 The Parties shall meet to discuss the impact of any changes in Buyer's OATT or the ISA's OATT, as applicable, or any rule or practice of NERC, WSCC, or any other Governmental Authority on the terms of this Agreement upon request by either Party during the term of this Agreement.

         30.3 In the event that it is deemed necessary to amend this Agreement, the Parties will attempt to agree upon such amendment and will submit such mutually agreed upon amendment(s) to the FERC for filing and acceptance.

         30.4 Amendments to this Agreement shall be in writing and shall be executed by an authorized representative of each Party.

31.      TIME IS OF THE ESSENCE

         31.1 Time is of the essence of this Agreement and in the performance of all of the covenants and conditions hereof.

32.      APPROVALS

         32.1 Each Party's performance under this Agreement is subject to the condition that all requisite governmental and regulatory approvals for such performance are obtained in form and substance satisfactory to the other Party in its reasonable discretion. Each Party shall use best efforts to obtain all required approvals and shall exercise due diligence and shall act in good faith to cooperate and assist each other in acquiring any regulatory approval necessary to effectuate this Agreement. Further, the Parties agree to reasonably support the other Party in any associated regulatory proceedings, including by being a witness on behalf of the other Party.

         32.2 Notwithstanding Section 30.1, prior to the submission of this Agreement to the FERC, Buyer shall provide Supplier final versions of Exhibits B, C, D, E, F, J, K, and L, which shall be substantially in the form of Exhibits B, C, D, E, F, J, K, and L attached hereto as of the date of execution of this Agreement, if such exhibits are modified as required to be consistent with orders of the FERC in Docket No. ER00-2018-000 with regard to pricing of the Asset Bundle Capacity. Upon acceptance by Supplier, such acceptance not to be unreasonably withheld, such final versions of Exhibits B, C, D, E, F, J, K, and L shall replace the initial versions of such exhibits and shall be incorporated as a part of this Agreement.

         32.3 This Agreement is made subject to present or future state or federal laws, regulations, or orders properly issued by state or federal bodies having jurisdiction.

         32.4 The Parties hereto agree to execute and deliver promptly, at the expense of the Party requesting such action, any and all other and further instruments, documents and information which may reasonably be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

33.      PLR SERVICE

         33.1 The Agreement is premised on Buyer providing PLR service. Notwithstanding anything to the contrary contained herein, if Nevada retail electricity restructuring (including implementation of retail customer choice of electricity suppliers) is delayed beyond the Effective Date of this Agreement, the Parties shall continue to perform this Agreement in all respects pursuant to the terms and conditions hereof as if Buyer was the PLR and Buyer's retail and wholesale customers shall be considered as the TRR.

34.      CONFIDENTIALITY

         34.1     Confidential Information. Certain information provided by a
                  ------------------------
                  Party (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with the negotiation or performance of this Agreement may be considered confidential and/or proprietary (hereinafter referred to as "Confidential Information") by the

                  Disclosing Party. To be considered Confidential Information hereunder, such information must be clearly labeled or designated by the Disclosing Party as "confidential" or "proprietary" or with words of like meaning. If disclosed orally, such information shall be clearly identified as confidential and such status shall be confirmed promptly thereafter in writing.

         34.2     Treatment of Confidential Information. The Receiving Party
                  -------------------------------------
                  shall treat any Confidential Information with at least the same degree of care regarding its secrecy and confidentiality as the Receiving Party's similar information is treated within the Receiving Party's organization. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to third parties (except as stated hereinafter) nor use it for any purpose other than the negotiation or performance of this Agreement, without the express prior written consent of the Disclosing Party. The Receiving Party further agrees that it shall restrict disclosure of Confidential Information as follows:

                  34.2.1 Disclosure shall be restricted solely to its agents as may be necessary to enforce the terms of this Agreement after advising those agents of their obligations under this Section 34.2.

                  34.2.2 In the event that the Receiving Party is requested, pursuant to or as required by applicable Law or by legal process, to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such request or requirement in order to enable Disclosing Party to seek an appropriate protective order or other remedy and to consult with Disclosing Party with respect to Disclosing Party taking steps to resist or narrow the scope of such request or legal process. The Receiving Party agrees not to oppose any action by the Disclosing Party to obtain a protective order or other appropriate remedy. In the absence of such protective order, and provided that the Receiving Party is advised by its counsel that it is compelled to disclose the Confidential Information, the Receiving Party shall:

                           (i)      furnish only that portion of the
                                    Confidential Information which the Receiving
                                    Party is advised by counsel is legally
                                    required; and

                           (ii) use its commercially reasonable best efforts, at the expense of the Disclosing Party, to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

         34.3     Excluded Information. Confidential Information shall not be
                  --------------------
                  deemed to include the following:


                  34.3.1 information which is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party;

                  34.3.2 information which was available to the Receiving Party on a non-confidential basis prior to its disclosures by the Disclosing Party; and

                  34.3.3 information which becomes available to the Receiving Party on a non-confidential basis from a person other than the Disclosing Party or its representative who is not otherwise bound by a confidentiality agreement with Disclosing Party or its agent or is otherwise not under any obligation to Disclosing party or its agent not to disclose the information to the Receiving Party.

         34.4     Injunctive Relief Due to Breach. The Parties agree that
                  -------------------------------
                  remedies at law may be inadequate to protect each other in the event of a breach of this Section 34, and the Receiving Party hereby in advance agrees that the Disclosing Party shall be entitled to seek and obtain, without proof of actual damages, temporary, preliminary and permanent injunctive relief from any court or Governmental Authority of competent jurisdiction restraining the Receiving Party from committing or continuing any breach of this Section 34.

35.      CHOICE OF LAW

         35.1 This Agreement and the rights and obligations of the Parties shall be construed and governed by the Laws of: (i) the State of Nevada as if executed and performed wholly within that state; and (ii) the Federal Power Act, to the extent the rights and obligations of the Parties are covered by such act.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representative on the date set forth below.

SIERRA PACIFIC POWER COMPANY                         VALMY POWER LLC

By:                                                  By:
       -----------------------                              --------------------
       William E. Peterson                                  Craig A. Mataczynski

Title: Senior Vice President, General                Title: President
       Counsel, and Corporate Secretary

Date:  October 16, 2000                              Date:  October 16, 2000

                                    EXHIBIT A
                                  VALMY BUNDLE
                 ASSET BUNDLE CAPACITY AND OPERATING PARAMETERS


                              ASSET BUNDLE:          VALMY

===================================================================================================
       UNIT             NET SUMMER               NET              RAMP RATE       MINIMUM HOURLY
                     CAPABILITY (MW)    WINTER CAPABILITY(MW)     (MW)/HOUR      ENERGY TAKE (MW)
---------------------------------------------------------------------------------------------------
Valmy Unit 1               127                   127                 100                45
Valmy Unit 2               134                   134                  80                55
Winnemucca                  14                    17                  17
Battle Mt. 1-4               7                     8                   8
---------------------------------------------------------------------------------------------------
Total                      282                   286                 205               100
===================================================================================================

                                     Minimum Annual Energy Take:   2,130,000 MWh


For purposes of this Exhibit A, the summer months shall consist of June through September, and the winter months shall consist of the months of January through May and the months of October through December.

                                    EXHIBIT B
                                  VALMY BUNDLE
                      ENERGY AND ANCILLARY SERVICES PRICES


Energy Prices*
-------------

         Price Floor of Energy:            $ 19.63 per MWh
         Price Ceiling of Energy:          $ 36.77 per MWh

Ancillary Service Prices*
------------------------

         Regulation and Frequency Response:
                           On-Peak:        $31.08 per MW-reserved per hour
                           Off-Peak:       $17.76 per MW-reserved per hour

         Operating Reserve - Spinning Reserve:
                           On-Peak:        $31.08 per MW-reserved per hour
                           Off-Peak:       $17.76 per MW-reserved per hour

         Operating Reserve - Supplemental Reserve:
                           On-Peak:        $5.50 per MW-reserved per hour
                           Off-Peak:       $3.14 per MW-reserved per hour

The On-Peak periods shall consist of Hour Ending (HE) 0700 through HE 2200 PPT, Monday through Saturday. The Off-Peak periods shall consist of HE 0100 through HE 0600, HE 2300 and HE 2400 PPT, Monday through Saturday; HE 0100 through HE 2400 PPT Sunday and additional Off-Peak days (holidays) as designated annually by WSCC.


                                                       *SUBJECT TO FERC APPROVAL
                                                        ------------------------

                                    EXHIBIT C
                                  VALMY BUNDLE
                           SUPPLIER'S MONTHLY INVOICE

     A     Price Ceiling of Energy     $     36.77 /MWh

     B     Price Floor of Energy       $     19.63 /MWh


MONTH 1 - ENERGY
----------------
                            C              D                 E                   F                 G                   H
      Dispatch         Asset Bundle    Delivered         Supplier          Market Price      Market Price x      Market Price x
        Hour          Capacity (MWh)  Energy (MWh)    Shortfall (MWh)    of Energy ($/MWh)  Delivered Energy Asset Bundle Capacity
        ----          --------------  ------------    ---------------    -----------------  ---------------- ---------------------
                                                          (C - D)                                (D x F)             (C x F)
          1                282            282                -                 40.00        $    11,280.00      $     11,280.00
          2                282            282                -                 40.00             11,280.00            11,280.00
          3                282            222               60                 40.00              8,880.00            11,280.00
          4                282            222               60                 40.00              8,880.00            11,280.00
          5                152            142               10                 30.00              4,260.00             4,560.00
          6                182            182                -                 30.00              5,460.00             5,460.00
          7                272            252               20                 20.00              5,040.00             5,440.00
          8                282            282                -                 20.00              5,640.00             5,640.00
          9                282            282                -                 20.00              5,640.00             5,640.00
         10                282            282                -                 25.00              7,050.00             7,050.00
-----------------------------------------------------------------------------------------------------------------------------------
                          2,580          2,430              150                             $    73,410.00      $     78,910.00

I.     Sum of (Delivered Energy times corresponding
          hourly Market Price)                                             Sec 7.2.1        $    73,410.00
          IT.     Sum of (Asset Bundle Capacity times corresponding
            hourly Market Price)                                                                                $     78,910.00

J.     Sum of hourly Delivered Energy multiplied by the Price
          Ceiling of Energy                                                Sec 7.2.2        $     89,351.10
          JT.     Sum of hourly Asset Bundle Capacity multiplied by
            the Price Ceiling of Energy                                                                         $     94,866.60

K.     Sum of hourly Delivered Energy multiplied by the Price Floor
          of Energy                                                        Sec 7.2.3        $     47,700.90
          KT.     Sum of hourly Asset Bundle Capacity multiplied
            by the Price Floor of Energy                                                                        $     50,645.40


L.     Invoiced Amount  Energy                      Sec 7.3   (K less than I less than J)   $     73,410.00

M.     Theoretical Amount for Expected Performance            (KT less than IT less than JT)                   $      78,910.00

MONTH 1 - ANCILLARY SERVICE CAPACITY - REGULATION AND FREQUENCY RESPONSE
------------------------------------------------------------------------

                            N              O                 P                   Q                 R                   S

       Dispatch        Schedule of     Ancillary        Supplier        Capacity Price of  Price x Ancillary    Price x Schedule
                        Ancillary      Capacity
        Hour          Capacity (MW)  Supplied (MW)    Shortfall (MW)      Services ($/MW)  Capacity Supplied  of Ancillary Services
        ----          -------------  -------------    --------------      ---------------  -----------------  ---------------------
                                                          (N - O)                               (O x Q)              (N x Q)
          1                 -              -                 -                17.76            $   -                $   -
          2                 -              -                 -                17.76                -                    -
          3                 -              -                 -                31.08                -                    -
          4                 -              -                 -                31.08                -                    -

                                    EXHIBIT C
                                  VALMY BUNDLE
                           SUPPLIER'S MONTHLY INVOICE


          5                 30             30                -                31.08             932.40              932.40
          6                 -              -                 -                31.08                -                   -
          7                 -              -                 -                31.08                -                   -
          8                 -              -                 -                31.08                -                   -
          9                 -              -                 -                31.08                -                   -
         10                 -              -                 -                31.08                -                   -
-----------------------------------------------------------------------------------------------------------------------------------
                            30             30                -                              $     932.40        $        932.40

T.    Invoiced Amount - Ancillary Service Capacity - Regulation and
        Frequency Response                                                Sec 7.2.5         $     932.40

U.    Theoretical Amount for Expected Performance                                                               $        932.40

MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------


                            V              W                 X                   Y                 Z                   AA

      Dispatch         Schedule of     Ancillary        Supplier        Capacity Price of  Price x Ancillary    Price x Schedule
                        Ancillary      Capacity
        Hour          Capacity (MW)  Supplied (MW)    Shortfall (MW)      Services ($/MW)  Capacity Supplied  of Ancillary Services
        ----          -------------  -------------    --------------      ---------------  -----------------  ---------------------
                                                          (V - W)                               (W x Y)              (V x Y)
          1                 -              -                 -               17.76          $      -           $       -
          2                 -              -                 -               17.76                 -                   -
          3                 -              -                 -               31.08                 -                   -
          4                 -              -                 -               31.08                 -                   -
          5                 80             80                -               31.08              2,486.40            2,486.40
          6                 80             60                20              31.08              1,864.80            2,486.40
          7                 -              -                 -               31.08                 -                   -
          8                 -              -                 -               31.08                 -                   -
          9                 -              -                 -               31.08                 -                   -
         10                 -              -                 -               31.08                 -                   -
-----------------------------------------------------------------------------------------------------------------------------------
                           160            140                20                             $   4,351.20       $    4,972.80

AB.    Invoiced Amount  Ancillary Service Capacity  Spinning Reserve      Sec 7.2.5         $   4,351.20

AC.    Theoretical Amount for Expected Performance                                                             $    4,972.80

MONTH 1 - ANCILLARY SERVICE CAPACITY - SUPPLEMENTAL RESERVE
-----------------------------------------------------------


                            AD             AE               AF                  AG                 AH                  AI

      Dispatch         Schedule of     Ancillary                        Capacity Price of  Price x Ancillary     Price x Schedule
                        Ancillary       Capacity         Supplier
        Hour          Capacity (MW)  Supplied (MW)    Shortfall (MW)     Services ($/MW)   Capacity Supplied  of Ancillary Services
        ----          -------------  -------------    --------------     ---------------   -----------------  ---------------------
                                                                                               (AE x AG)           (AD x AG)
          1                 -              -                 -                3.14          $        -          $        -
          2                 -              -                 -                3.14                   -                   -
          3                 -              -                 -                5.50                   -                   -
          4                 -              -                 -                5.50                   -                   -
          5                10             10                 -                5.50                 55.00               55.00
          6                10             10                 -                5.50                 55.00               55.00
          7                10             10                 -                5.50                 55.00               55.00

                                   EXHIBIT C
                                  VALMY BUNDLE
                           SUPPLIER'S MONTHLY INVOICE


          8                 -              -                 -                5.50                 -                  -
          9                 -              -                 -                5.50                 -                  -
         10                 -              -                 -                5.50                 -                  -
-----------------------------------------------------------------------------------------------------------------------------------
                            30             30                -                             $      165.00       $      165.00

AJ.    Invoiced Amount - Ancillary Service Capacity - Supplemental
         Reserve                                                         Sec 7.2.5         $      165.00

AK.    Theoretical Amount for Expected Performance                                                             $      165.00

MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------


                            AL             AM               AN                  AO                 AP                  AQ

                       Schedule of     Ancillary                                                Price x
      Dispatch          Ancillary        Energy          Supplier        Price Ceiling of      Ancillary        Price x Schedule
        Hour           Energy (MWh)  Supplied (MWh)   Shortfall (MWh)     Energy ($/MWh)    Energy Supplied   of Ancillary Energy
        ----           -----------   --------------   ---------------     --------------    ---------------   -------------------
                                                         (AL  AM)                             (AM x AO)           (AL x AO)
          1                 -              -                -                36.77         $       -           $      -
          2                 -              -                -                36.77                 -                  -
          3                 -              -                -                36.77                 -                  -
          4                 -              -                -                36.77                 -                  -
          5                 40             40               -                36.77             1,470.80            1,470.80
          6                 30             10               20               36.77               367.70            1,103.10
          7                 10             10               -                36.77               367.70              367.70
          8                 -              -                -                36.77                 -                  -
          9                 -              -                -                36.77                 -                  -
         10                 -              -                -                36.77                 -                  -
-----------------------------------------------------------------------------------------------------------------------------------
                            80             60               20          $      367.70      $    2,206.20       $    2,941.60

AR.    Invoiced Amount - Ancillary Services Energy  Sec 7.2.6                              $    2,206.20

AS.    Theoretical Amount for Expected Performance                                                             $    2,941.60

MONTH 1 - TOTAL INVOICE AMOUNT                     Sec 7.3     (L + T + AB + AJ + AR)      $   81,064.80
====================================================================================================================================


MONTH 2 - ENERGY
----------------

                            C              D                 E                   F                 G                   H

      Dispatch         Asset Bundle    Delivered         Supplier          Market Price      Market Price x      Market Price x
        Hour          Capacity (MWh)  Energy (MWh)    Shortfall (MWh)    of Energy ($/MWh)  Delivered Energy   Asset Bundle Cap.
        ----          --------------  ------------    ---------------    -----------------  ----------------   -----------------
                                                          (C - D)                               (D x F)             (C x F)
          1                282            282               -                  40.00       $   11,280.00       $   11,280.00
          2                282            282               -                  40.00           11,280.00           11,280.00
          3                282            222               60                 40.00            8,880.00           11,280.00
          4                282            222               60                 50.00           11,100.00           14,100.00

                                   EXHIBIT C
                                 VALMY BUNDLE
                          SUPPLIER'S MONTHLY INVOICE

          5                152            142               10                 50.00            7,100.00            7,600.00
          6                182            182               -                  50.00            9,100.00            9,100.00
          7                272            252               20                 30.00            7,560.00            8,160.00
          8                282            282               -                  30.00            8,460.00            8,460.00
          9                282            282               -                  30.00            8,460.00            8,460.00
         10                282            282               -                  35.00            9,870.00            9,870.00
-----------------------------------------------------------------------------------------------------------------------------------
                          2,580          2,430              150                            $   93,090.00       $   99,590.00

I.     Sum of (Delivered Energy times corresponding hourly
         Market Price)                                                     Sec 7.2.1       $   93,090.00
           IT.     Sum of (Asset Bundle Capacity times corresponding
                     hourly Market Price)                                                                      $   99,590.00

J.     Sum of hourly Delivered Energy multiplied by the Price Ceiling
         of Energy                                                         Sec 7.2.2       $   89,351.10
           JT.     Sum of hourly Asset Bundle Capacity multiplied by the
                     Price Ceiling of Energy                                                                   $   94,866.60


K.     Sum of hourly Delivered Energy multiplied by the Price Floor of
         Energy                                                            Sec 7.2.3       $   47,700.90
          KT.     Sum of hourly Asset Bundle Capacity multiplied by
                    the Price Floor of Energy                                                                  $   50,645.40


L.     Invoiced Amount  Energy                      Sec 7.3            (I greater than J)  $   89,351.10

M.    Theoretical Amount for Expected Performance                      (IT greater than JT)                    $   94,866.60


MONTH 3 - ENERGY
----------------

                            C              D                 E                   F                 G                   H

      Dispatch         Asset Bundle    Delivered         Supplier          Market Price      Market Price x      Market Price x

        Hour          Capacity (MWh)  Energy (MWh)    Shortfall (MWh)    of Energy ($/MWh)  Delivered Energy   Asset Bundle Cap.
        ----          --------------  ------------    ---------------    -----------------  ----------------   -----------------
                                                          (C - D)                               (D x F)             (C x F)
          1                282            282               -                  30.00        $    8,460.00      $    8,460.00
          2                282            282               -                  20.00             5,640.00           5,640.00
          3                282            222               60                 20.00             4,440.00           5,640.00
          4                282            222               60                 20.00             4,440.00           5,640.00
          5                152            142               10                 15.00             2,130.00           2,280.00
          6                182            182               -                  15.00             2,730.00           2,730.00
          7                272            252               20                 15.00             3,780.00           4,080.00
          8                282            282                                  15.00             4,230.00           4,230.00
          9                282            282                                  15.00             4,230.00           4,230.00
         10                282            282                                  15.00             4,230.00           4,230.00
-----------------------------------------------------------------------------------------------------------------------------------
                          2,580          2,430             150                              $   44,310.00      $   47,160.00

I.     Sum of (Delivered Energy times corresponding hourly
         Market Price)                                                      Sec 7.2.1       $   44,310.00
          IT.     Sum of (Asset Bundle Capacity times corresponding
                    hourly Market Price)                                                                       $   47,160.00

J.     Sum of hourly Delivered Energy multiplied by the Price Ceiling
         of Energy                                                          Sec 7.2.2       $   89,351.10
          JT.     Sum of hourly Asset Bundle Capacity multiplied by
                    the Price Ceiling of Energy                                                                $   94,866.60


                                   EXHIBIT C
                                  VALMY BUNDLE
                           SUPPLIER'S MONTHLY INVOICE

K.     Sum of hourly Delivered Energy multiplied by the Price Floor of
         Energy                                                           Sec 7.2.3           $   47,700.90
          KT.     Sum of hourly Asset Bundle Capacity multiplied by the
                    Price Floor of Energy                                                                         $   50,645.40


L.    Invoiced Amount - Energy                     Sec 7.3          (I less than K)           $   47,700.90

M.    Theoretical Amount for Expected Performance                 (IT less than KT)                               $   50,645.40



For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.

                                    EXHIBIT D
                                  VALMY BUNDLE
                   BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS

MONTH 1 - ENERGY
----------------


                              A                   B *                    C *                       D
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)          of Energy              Cost of Energy
        ----            ------------       -----------------          ---------              --------------
                                                                                              (A x B) + C
         1                    0                             na    $      0.00               $          0.00
         2                    0                             na           0.00                          0.00
         3                   60                          35.00         100.00                      2,200.00
         4                   60                          30.00          50.00                      1,850.00
         5                   10                          30.00          50.00                        350.00
         6                    0                             na           0.00                          0.00
         7                   20                          25.00           0.00                        500.00
         8                    0                             na           0.00                          0.00
         9                    0                             na           0.00                          0.00
         10                   0                             na           0.00                          0.00
-------------------------------------------------------------------------------------------------------------
                             150                                                            $      4,900.00

E.     Gross Replacement Cost of Energy                                                     $      4,900.00

F.     Theoretical Supplier's Invoice Amount for Expected Performance                       $     78,910.00

G.     Actual Supplier's Invoice Amount                                                           73,410.00
                                                                                            ---------------
H.     Avoided Payment to Supplier                                     (F - G)              $      5,500.00

I.     Invoiced Replacement Cost - Energy                              (E less than H)      $          0.00


MONTH 1 - ANCILLARY SERVICE CAPACITY - REGULATION AND FREQUENCY RESPONSE
------------------------------------------------------------------------

                              J                   K *                    L *                       M
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)         of Capacity            Cost of Capacity
        ----            -------------     ------------------         -----------            ----------------
                                                                                              (J x K) + L
         1                    0                             na    $      0.00               $          0.00
         2                    0                             na           0.00                          0.00
         3                    0                             na           0.00                          0.00
         4                    0                             na           0.00                          0.00
         5                    0                             na           0.00                          0.00
         6                    0                             na           0.00                          0.00
         7                    0                             na           0.00                          0.00
         8                    0                             na           0.00                          0.00
         9                    0                             na           0.00                          0.00
         10                   0                             na           0.00                          0.00
--------------------------------------------------------------------------------------------------------------
                              0                                                             $          0.00

N.     Gross Replacement Cost of Ancillary Capacity -                                       $          0.00
         Regulation & Frequency Response

O.     Theoretical Supplier's Invoice Amount for Expected Performance                       $        932.40

P.     Actual Supplier's Invoice Amount                                                              932.40

Q.     Avoided Payment to Supplier                                    (O - P)               $          0.00

R.     Invoiced Replacement Cost - Ancillary Capacity                 (N = Q)               $          0.00

                                   EXHIBIT D

                                 VALMY BUNDLE
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS

MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------
                              S                   T *                    U *                       V
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)         of Capacity            Cost of Capacity
        ----            -------------     ------------------         -----------            ----------------
                                                                                              (S x T) + U
         1                    0                           na          $   0.00                 $    0.00
         2                    0                           na              0.00                      0.00
         3                    0                           na              0.00                      0.00
         4                    0                           na              0.00                      0.00
         5                    0                           na              0.00                      0.00
         6                   20                        40.00            100.00                    900.00
         7                    0                           na              0.00                      0.00
         8                    0                           na              0.00                      0.00
         9                    0                           na              0.00                      0.00
         10                   0                           na              0.00                      0.00
------------------------------------------------------------------------------------------------------------
                             20                                                                $  900.00

W.    Gross Replacement Cost of Ancillary Capacity - Spinning Reserve                          $  900.00
X.    Theoretical Supplier's Invoice Amount for Expected Performance                           $4,972.80
Y.    Actual Supplier's Invoice Amount                                                          4,351.20
Z.    Avoided Payment to Supplier                                       (X - Y)                $  621.60
AA.   Invoiced Replacement Cost - Ancillary Capacity         (W greater than Z)                $  278.40

MONTH 1 - ANCILLARY CAPACITY - SUPPLEMENTAL RESERVE
---------------------------------------------------
                             AB                  AC *                    AD *                      AE
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)         of Capacity            Cost of Capacity
        ----            -------------     ------------------         -----------            ----------------
                                                                                             (AB x AC) + AD

         1                    0                          na            $ 0.00                  $  0.00
         2                    0                          na              0.00                     0.00
         3                    0                          na              0.00                     0.00
         4                    0                          na              0.00                     0.00
         5                    0                          na              0.00                     0.00
         6                    0                          na              0.00                     0.00
         7                    0                          na              0.00                     0.00
         8                    0                          na              0.00                     0.00
         9                    0                          na              0.00                     0.00
         10                   0                          na              0.00                     0.00
------------------------------------------------------------------------------------------------------------
                              0                                                                $  0.00


AF.   Gross Replacement Cost of Ancillary Capacity - Supplemental Reserve                      $  0.00
AG.   Theoretical Supplier's Invoice Amount for Expected Performance                           $165.00
AH.   Actual Supplier's Invoice Amount                                                          165.00
                                                                                            ----------------
AI.   Avoided Payment to Supplier                                    (AG - AH)                 $  0.00

                                   EXHIBIT D

                                 VALMY BUNDLE
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS

AJ.   Invoiced Replacement Cost - Ancillary Capacity                 (AF = AI)                 $  0.00

MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------
                             AK                  AL *                    AM *                      AN
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)         of Energy **            Cost of Energy
        ----            ------------       -----------------         ------------            --------------
                                                                                             (AK x AL) + AM
         1                    0                           na           $ 0.00                       0.00
         2                    0                           na             0.00                       0.00
         3                    0                           na             0.00                       0.00
         4                    0                           na             0.00                       0.00
         5                    0                           na             0.00                       0.00
         6                   20                        40.00            20.00                     820.00
         7                    0                           na             0.00                       0.00
         8                    0                           na             0.00                       0.00
         9                    0                           na             0.00                       0.00
         10                   0                           na             0.00                       0.00
------------------------------------------------------------------------------------------------------------
                             20                                                                $  820.00

AO.   Gross Replacement Cost of Ancillary Energy                                               $  820.00
AP.   Theoretical Supplier's Invoice Amount for Expected Performance                           $2,941.60
AQ.   Actual Supplier's Invoice Amount                                                          2,206.20
AR.   Avoided Payment to Supplier                                    (AP - AQ)                 $  735.40
AS.   Invoiced Replacement Cost - Ancillary Energy        (AO greater than AR)                 $   84.60

MONTH 1 - TOTAL INVOICE AMOUNT                          (I + R + AA + AJ + AS)                 $  363.00
============================================================================================================

MONTH 2 - ENERGY
----------------
                              A                   B *                    C *                       D
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)          of Energy              Cost of Energy
        ----            ------------       -----------------          ---------              --------------
                                                                                              (A x B) + C
         1                    0                   na                   $  0.00                      0.00
         2                    0                   na                      0.00                      0.00
         3                   60                  40.00                  200.00                  2,600.00
         4                   60                  55.00                  100.00                  3,400.00
         5                   10                  48.00                  200.00                    680.00
         6                    0                   na                      0.00                      0.00
         7                   20                  35.00                  300.00                  1,000.00
         8                    0                   na                      0.00                      0.00
         9                    0                   na                      0.00                      0.00
         10                   0                   na                      0.00                      0.00
------------------------------------------------------------------------------------------------------------
                            150                                                                $7,680.00

                                   EXHIBIT D
                                 VALMY BUNDLE
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS


E.     Gross Replacement Cost of Energy                                                 $        7,680.00

F.     Theoretical Supplier's Invoice Amount for Expected Performance                   $        94,866.60

G.     Actual Supplier's Invoice Amount                                                        89,351.10

H.     Avoided Payment to Supplier                                     (F - G)          $        5,515.50

I.      Invoiced Replacement Cost - Energy                  (E greater than H)          $        2,164.50

MONTH 3 - ENERGY

                              A                   B *                    C *                       D
      Dispatch           Replacement       Replacement Cost        Replacement Cost        Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)          of Energy              Cost of Energy
        ----            ------------       -----------------          ---------              --------------
                                                                                              (A x B) + C
         1                    0                   na               $     0.00                     0.00
         2                    0                   na                     0.00                     0.00
         3                   60                  22.00                  100.00                  1,420.00
         4                   60                  18.00                  50.00                   1,130.00
         5                   10                  18.00                   0.00                    180.00
         6                    0                   na                     0.00                     0.00
         7                   20                  18.00                  50.00                    410.00
         8                    0                   na                     0.00                     0.00
         9                    0                   na                     0.00                     0.00
        10                    0                   na                     0.00                     0.00
-------------------------------------------------------------------------------------------------------------------
                             150                                                        $        3,140.00

E.     Gross Replacement Cost of Energy                                                 $        3,140.00
F.     Theoretical Supplier's Invoice Amount for Expected Performance                   $       50,645.40
G.     Actual Supplier's Invoice Amount                                                         47,700.90
                                                                                     --------------------
H.     Avoided Payment to Supplier                                     (F - G)          $        2,944.50
I.      Invoiced Replacement Cost - Energy                  (E greater than H)          $         195.50

For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.


                                   EXHIBIT E

                                 VALMY BUNDLE

                           YEAR END TRUE-UP INVOICE


        A   Price Ceiling of Energy       $                 36.77  /MWh
        B   Price Floor of Energy         $                 19.63  /MWh

EXAMPLE 1
---------


                           C                    D                      E                       F                       G
                       Delivered         Market Price x         Price Ceiling x          Price Floor x        Supplier's Invoiced
      Month           Energy (MWh)      Delivered Energy       Delivered Energy        Delivered Energy         Amount - Energy
      -----           ------------      ----------------       ----------------        ----------------         ---------------
                                                                    (A x C)                 (B x C)
        1                2,430          $   73,410.00          $   89,351.10           $   47,700.90               $      73,410.00
        2                2,430              93,090.00              89,351.10               47,700.90                      89,351.10
        3                2,430              44,310.00              89,351.10               47,700.90                      47,700.90

                                   EXHIBIT E
                                  VALMY BUNDLE
                            YEAR END TRUE-UP INVOICE

        4                2,820             118,440.00             103,691.40               55,356.60                     103,691.40
        5                2,820             107,160.00             103,691.40               55,356.60                     103,691.40
        6                2,620              99,560.00              96,337.40               51,430.60                      96,337.40
        7                2,820             112,800.00             103,691.40               55,356.60                     103,691.40
        8                2,820             107,160.00             103,691.40               55,356.60                     103,691.40
        9                2,280              88,920.00              83,835.60               44,756.40                      83,835.60
        10               2,820             101,520.00             103,691.40               55,356.60                     101,520.00
        11               2,820             126,900.00             103,691.40               55,356.60                     103,691.40
        12               2,520             100,800.00              92,660.40               49,467.60                      92,660.40
------------------------------------------------------------------------------------------------------------------------------------

      Total             31,630        $  1,174,070.00       $   1,163,035.10             $620,896.90              $    1,103,272.40

(Total of Column D) greater than (Total of Column E) therefore Annual True-up
-----------------------------------------------------------------------------
calculated under Section 7.5.1(a)
---------------------------------

H.    Annual True-up - Delivered Energy                                               (Total E - Total G)                $59,762.70
I.     Average Cost of Delivered Energy after True-up ($/MWh)                         (Total E / Total C)                    $36.77


                           J                    K                      L                       M                       N
                      Replacement      Replacement Energy      Gross Replacement     Adjusted Replacement    Invoiced Replacement
      Month           Energy (MWh)       x Average Cost         Cost of Energy          Cost of Energy          Cost of Energy
      -----           ------------       --------------         --------------          --------------          --------------
                                             (I x J)
        1                 150                               $      4,900.00            $                      $                0.00
        2                 150                                      7,680.00                                                2,164.50
        3                 150                                      3,140.00                                                  195.50
        4                  0                                         0.00                                                      0.00
        5                  0                                         0.00                                                      0.00
        6                  0                                         0.00                                                      0.00
        7                  0                                         0.00                                                      0.00
        8                  0                                         0.00                                                      0.00
        9                  0                                         0.00                                                      0.00
        10                 0                                         0.00                                                      0.00
        11                 0                                         0.00                                                      0.00
        12                 0                                         0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------

      Total               450         $      16,546.50      $   15,720.00              $               0.00   $            2,360.00

O.    Annual True-up - Replacement Costs                                              (Total N - Total M)     $            2,360.00

Total Annual True-up *                                                                      (H + O)                      $62,122.70
====================================================================================================================================


EXAMPLE 2
---------

                           C                    D                      E                       F                       G
                       Delivered         Market Price x         Price Ceiling x          Price Floor x        Supplier's Invoiced
      Month           Energy (MWh)      Delivered Energy       Delivered Energy        Delivered Energy         Amount - Energy
      -----           ------------      ----------------       ----------------        ----------------         ---------------
                                                                    (A x C)                 (B x C)
        1                2,430        $     73,410.00       $      89,351.10        $      47,700.90        $      73,410.00
        2                2,430              93,090.00              89,351.10               47,700.90               89,351.10
        3                2,430              44,310.00              89,351.10               47,700.90               47,700.90

                                   EXHIBIT E
                                 VALMY BUNDLE
                           YEAR END TRUE-UP INVOICE

         4               2,820             107,160.00             103,691.40               55,356.60              103,691.40
         5               2,820              95,880.00             103,691.40               55,356.60               95,880.00
         6               2,620              89,080.00              96,337.40               51,430.60               89,080.00
         7               2,820             101,520.00             103,691.40               55,356.60              101,520.00
         8               2,820              95,880.00             103,691.40               55,356.60               95,880.00
         9               2,280              79,800.00              83,835.60               44,756.40               79,800.00
        10               2,820              90,240.00             103,691.40               55,356.60               90,240.00
        11               2,820             115,620.00             103,691.40               55,356.60              103,691.40
        12               2,520              90,720.00              92,660.40               49,467.60               90,720.00
-----------------------------------------------------------------------------------------------------------------------------
      Total             31,630       $   1,076,710.00     $     1,163,035.10      $       620,896.90      $     1,060,964.80

(Total of Column E) (greater than) (Total of Column D) therefore Annual True-up calculated under Section 7.5.1(b)

H.    Annual True-up - Delivered Energy                                             (Total D - Total G)   $        15,745.20

I.    Average Cost of Delivered Energy after True-up ($/MWh)                        (Total D / Total C)               $34.04

                           J                    K                      L                       M                       N
                      Replacement      Replacement Energy      Gross Replacement     Adjusted Replacement    Invoiced Replacement
      Month           Energy (MWh)       x Average Cost         Cost of Energy          Cost of Energy          Cost of Energy
      -----           ------------       --------------         --------------          --------------          --------------
                                             (I x J)
        1                 150                               $      4,900.00                                 $                  0.00
        2                 150                                      7,680.00                                                2,164.50
        3                 150                                      3,140.00                                                  195.50
        4                  0                                           0.00                                                    0.00
        5                  0                                           0.00                                                    0.00
        6                  0                                           0.00                                                    0.00
        7                  0                                           0.00                                                    0.00
        8                  0                                           0.00                                                    0.00
        9                  0                                           0.00                                                    0.00
        10                 0                                           0.00                                                    0.00
        11                 0                                           0.00                                                    0.00
        12                 0                                           0.00                                                    0.00
------------------------------------------------------------------------------------------------------------------------------------
      Total               450         $      15,318.35      $     15,720.00       $                401.65   $              2,360.00

O.    Annual True-up - Replacement Costs                                              (Total N - Total M)   $              1,958.35

Total Annual True-up *                                                                      (H + O)         $             17,703.55
====================================================================================================================================


EXAMPLE 3
---------

                           C                    D                      E                       F                       G
                       Delivered         Market Price x         Price Ceiling x          Price Floor x        Supplier's Invoiced
      Month           Energy (MWh)      Delivered Energy       Delivered Energy        Delivered Energy         Amount - Energy
      -----           ------------      ----------------       ----------------        ----------------         ---------------
                                                                    (A x C)                 (B x C)
        1                2,430        $      73,410.00      $       89,351.10       $       47,700.90       $       73,410.00

                                   EXHIBIT E
                                 VALMY BUNDLE
                           YEAR END TRUE-UP INVOICE

        2                2,430              93,090.00              89,351.10               47,700.90               89,351.10
        3                2,430              44,310.00              89,351.10               47,700.90               47,700.90
        4                2,820              90,240.00             103,691.40               55,356.60               90,240.00
        5                2,820              84,600.00             103,691.40               55,356.60               84,600.00
        6                2,620              73,360.00              96,337.40               51,430.60               73,360.00
        7                2,820              73,320.00             103,691.40               55,356.60               73,320.00
        8                2,820              67,680.00             103,691.40               55,356.60               67,680.00
        9                2,280              50,160.00              83,835.60               44,756.40               50,160.00
        10               2,820              56,400.00             103,691.40               55,356.60               56,400.00
        11               2,820              50,760.00             103,691.40               55,356.60               55,356.60
        12               2,520              40,320.00              92,660.40               49,467.60               49,467.60
-----------------------------------------------------------------------------------------------------------------------------------
      Total              31,630       $     797,650.00      $     1,163,035.10      $            620,896.90 $            811,046.20
(Total of Column E) > (Total of Column D) therefore  Annual  True-up  calculated under Section 7.5.1(b)
------------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                               (Total D - Total G)   $            (13,396.20)

I.    Average Cost of Delivered Energy after True-up ($/MWh)                          (Total D / Total C)                    $25.22

                           J                    K                      L                       M                       N
                      Replacement      Replacement Energy      Gross Replacement     Adjusted Replacement    Invoiced Replacement
      Month           Energy (MWh)       x Average Cost         Cost of Energy          Cost of Energy          Cost of Energy
      -----           ------------       --------------         --------------          --------------          --------------
                                             (I x J)

        1                 150                               $      4,900.00                                 $                  0.00
        2                 150                                      7,680.00                                                2,164.50
        3                 150                                      3,140.00                                                  195.50
        4                  0                                         0.00                                                      0.00
        5                  0                                         0.00                                                      0.00
        6                  0                                         0.00                                                      0.00
        7                  0                                         0.00                                                      0.00
        8                  0                                         0.00                                                      0.00
        9                  0                                         0.00                                                      0.00
        10                 0                                         0.00                                                      0.00
        11                 0                                         0.00                                                      0.00
        12                 0                                         0.00                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------
      Total               450         $      11,348.17      $       15,720.00       $              4,371.83 $              2,360.00

O.    Annual True-up - Replacement Costs                                              (Total N - Total M)   $            (2,011.83)

Total Annual True-up *                                                                      (H + O)         $           (15,408.03)
====================================================================================================================================

EXAMPLE 4
---------

                           C                    D                      E                       F                       G
                       Delivered         Market Price x         Price Ceiling x          Price Floor x        Supplier's Invoiced
      Month           Energy (MWh)      Delivered Energy       Delivered Energy        Delivered Energy         Amount - Energy
      -----           ------------      ----------------       ----------------        ----------------         ---------------


                                   EXHIBIT E
                                 VALMY BUNDLE
                           YEAR END TRUE-UP INVOICE

                                                                    (A x C)                 (B x C)
        1                2,430            $ 73,410.00          $   89,351.10             $ 47,700.90            $  73,410.00
        2                2,430              93,090.00              89,351.10               47,700.90               89,351.10
        3                2,430              44,310.00              89,351.10               47,700.90               47,700.90
        4                2,820              50,760.00             103,691.40               55,356.60               55,356.60
        5                2,820              47,940.00             103,691.40               55,356.60               55,356.60
        6                2,620              41,920.00              96,337.40               51,430.60               51,430.60
        7                2,820              42,300.00             103,691.40               55,356.60               55,356.60
        8                2,820              39,480.00             103,691.40               55,356.60               55,356.60
        9                2,280              29,640.00              83,835.60               44,756.40               44,756.40
        10               2,820              33,840.00             103,691.40               55,356.60               55,356.60
        11               2,820              33,840.00             103,691.40               55,356.60               55,356.60
        12               2,520              30,240.00              92,660.40               49,467.60               49,467.60
------------------------------------------------------------------------------------------------------------------------------------
      Total              31,630           $560,770.00          $1,163,035.10             $620,896.90            $ 688,256.20

(Total of Column E) > (Total of Column D) therefore Annual True-up calculated under Section 7.5.1(b)

H.    Annual True-up - Delivered Energy                                               (Total F - Total G)   $           (67,359.30)

I.    Average Cost of Delivered Energy after True-up ($/MWh)                         (Total F / Total C)                    $19.63

                           J                    K                      L                       M                       N

                      Replacement      Replacement Energy      Gross Replacement     Adjusted Replacement    Invoiced Replacement
      Month           Energy (MWh)       x Average Cost         Cost of Energy          Cost of Energy          Cost of Energy
      -----           ------------       --------------         --------------          --------------          --------------
                                             (I x J)
        1                 150                                   $ 4,900.00                                       $            0.00
        2                 150                                     7,680.00                                                2,164.50
        3                 150                                     3,140.00                                                  195.50
        4                  0                                          0.00                                                    0.00
        5                  0                                          0.00                                                    0.00
        6                  0                                          0.00                                                    0.00
        7                  0                                          0.00                                                    0.00
        8                  0                                          0.00                                                    0.00
        9                  0                                          0.00                                                    0.00
        10                 0                                          0.00                                                    0.00
        11                 0                                          0.00                                                    0.00
        12                 0                                          0.00                                                    0.00
------------------------------------------------------------------------------------------------------------------------------------
      Total               450         $      8,833.50           $15,720.00               $     6,886.50          $        2,360.00

O.    Annual True-up - Replacement Costs                                              (Total N - Total M)   $            (4,526.50)

Total Annual True-up *                                                                      (H + O)         $           (71,885.80)
====================================================================================================================================

* Positive Total Annual True-up is indicative of a payment from Buyer to Supplier; Negative Total Annual True-up is indicative of a payment from Supplier to Buyer.

                                    EXHIBIT F
                    NOTICES, BILLING AND PAYMENT INSTRUCTIONS

Supplier:
--------

a) Agreement Notices:                       Name and Address
   -----------------                                         -------------------
                                    Phone:
                                           -------------------------------------
                                    Fax:
                                         ---------------------------------------

b) Payment Check:                           Name and Address
   -------------                                             -------------------

c) Payment Wire Transfer:                   Bank:
   ---------------------                          ------------------------------

                                    ABA #:
                                           -------------------------------------
                                    For:    Supplier's Name
                                                            --------------------
                                    Account No:
                                                --------------------------------
                                    For:
                                         ---------------------------------------

d) Invoices:                                Name and Address
   --------                                                  -------------------
                                    Phone:
                                           -------------------------------------
                                    Fax:
                                         ---------------------------------------

e) Operating Notifications:
   -----------------------

         i) (Management, if required)
         ii) Pre-Schedule:                  Phone:
                                                   -----------------------------
                                    Fax:
                                         ---------------------------------------


         iii) Real Time:                    Phone:
                                                   -----------------------------
                                    Fax:
                                         ---------------------------------------


         iv) Monthly Checkout       Phone:
                                           -------------------------------------
               Person:                      Fax:
                                                 -------------------------------

Buyer:
-----

a) Agreement Notices:
   -----------------
         Address:                   Gary Craythorn
                           Manager, Resource Contracts
                           Nevada Power Company
                           6226 West Sahara Avenue, M/S 26A
                           Las Vegas, Nevada 89146
         Phone:            702/367-5425
         Fax:                       702/227-2455
         E-mail:                    gcraythorn@nevp.com

b) Invoices:
   --------

         US Post Office:  (Via Certified Mail)               Overnight Delivery
         ---------------                                     ------------------
                                                        Address:   Nevada Power Company
                          Attn: Kathy Crews             Attn: Kathy Crews
                          P.O. Box 230, M/S 20          6226 West Sahara  Ave., M/S 20
                          Las Vegas, Nevada 89151       Las Vegas, Nevada 89146
         Telephone:       702/227-2476
         Fax:             702/367-5096
         E-mail:          kcrews@nevp.com

c) Schedules:
   ---------
         i)  Pre-Schedule: Primary Name: Rick Engebretson        Phone:  702/862-7195
                                                                 E-mail: rengebretson@nevp.com
                   Alternate Name: Tim Schuster                  Phone:  702/862-7194
                                                                 E-mail: tschuster@nevp.com
                                                                 Fax:    702/227-2404
         ii)  Real Time:                                         Phone:  702/862-7106
                                                                 Fax:    702/227-2404
         iii)  Monthly Checkout: Kathy Crews                     Phone:  702/227-2476
                                                                 Fax:    702/367-5096
                                                                 E-mail: kcrews@nevp.com

d) Control Area/Transmission:
   -------------------------
         i)  Reliability Dispatch:                    Phone:   (702) 451-2026
                                            Fax:     (702) 862-7113
         ii)  Transmission Dispatch:                  Phone:   (702) 451-8346
                                            Fax:     (702) 862-7113

                                    EXHIBIT G

                          FORM OF AVAILABILITY NOTICE*
Date of Notice:

Time of Notice:

Supplier:

Name of Supplier's
Representative:

Buyer:

Asset Bundle:

Availability Dates (96 hours
total):

                            A               B                C             D            E               F               G
                      Available from                      Permitted   Asset Bundle   Available    Total Derating    Permitted
Availability   Hour   Valmy     Unit  Total Derating of  Derating of  Capacity of   from Valmy      of   Valmy      Derating of
    Date      Ending     1 (MW)       Valmy Unit 1 (MW)  Unit 1 (MW)  Unit 1 (MW)   Unit 2 (MW)     Unit 2 (MW)     Unit 2  (MW)
    ----      ------     ------       -----------------  -----------  -----------   -----------     -----------     ------------
                       (A (greater         (___ - A)     (C) (greater    (A - C)    (E (greater      (___ - E)       (B (greater
                      than) or = __)                     than) or = B)             than) or = ___)                  than) or = F)


               0600
               0700
               0800
               0900
               1000
               1100
               1200
               1300
               1400
               1500
               1600
               1700
               1800
               1900
               2000
               2100
               2200
               2300
               2400
               0100
               0200
               0300
               0400
               0500
               0600
               0700
                :
          (96 hours total)
                :
               300
               400
               500

     H           I**                    J
Asset Bundle Alternative   Cause and Expected Duration of
Capacity of  Point(s) of   Deratings and Identification
 Unit 2 (MW)  Delivery         of Permitted Deratings
 -----------  --------         ----------------------
  (G - E)


     * The Parties' operational personnel shall develop a similar form for the other generating units in the bundle.

** The Parties' operational personnel shall develop the necessary procedure to document requests and responses to utilize Alternative Point(s) of Delivery.

                                   EXHIBIT H
                               FORM OF GUARANTEE

                  This Guaranty is entered into as of October 16, 2000 by NRG Energy, Inc., a Delaware corporation ("Guarantor"), on behalf of Valmy Power LLC, a Delaware limited liability company ("Supplier"), in favor of and for the benefit of Sierra Pacific Power, a Nevada corporation ("SPPC"). SPPC is sometimes referred to herein as "Beneficiary".

                  WHEREAS, Supplier and SPPC are entering into a Transitional Power Purchase Agreement dated as of October 16, 2000 2000 (the "TPPA") by which Supplier has agreed to sell and SPPC has agreed to buy Energy and Ancillary Services (as defined in the TPPA) produced by the North Valmy generating station being sold by SPPC; and

                  WHEREAS, it is a condition to the obligation of SPPC to enter into the TPPA for Guarantor to guaranty the Supplier's obligations under the TPPA in an amount not to exceed the Credit Amount (as defined in the TPPA) (the "Guarantied Obligations").

                  1. Guaranty. Guarantor irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.(SS) 362(a)).

                  In the event that all or any portion of the Guarantied Obligations is paid by Supplier, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations (to the extent such payments, in the aggregate, do not exceed the Credit Amount).

                  Subject to the other provisions of this Section 1, upon failure of Supplier to pay any of the Guarantied Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to SPPC, an amount equal to the aggregate of the unpaid Guarantied Obligations to the extent due. In the event Guarantor fails to pay the Guarantied Obligations, each and every default in the payment shall give rise to a separate cause of action and separate causes of action may be brought hereunder as each such cause of action arises.

                  2. Expenses. The Guarantor agrees to reimburse SPPC for all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any default by Guarantor hereunder and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings of or involving the Guarantor, judicial or regulatory proceedings of or involving the Guarantor and workout, restructuring or other negotiations or proceedings of or involving the Guarantor (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 2.

                  3. Guaranty Absolute; Continuing Guaranty. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the

Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the obligations of Guarantor hereunder are independent of the obligations of Supplier under the TPPA and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against the Supplier and whether or not the Supplier is joined in any such action or actions; and (c) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns.

                  4. Actions by Beneficiary. The Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security hereafter held by or for the benefit of the Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiary may have against any such security, and (f) exercise any other rights available to SPPC under the TPPA.

                  5. No Discharge. This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even if the Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which the Supplier may assert against the Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction (other than the right to set off or recoup overdue undisputed payments due from Beneficiary under the TPPA), and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

                  6. Waivers for the Benefit of Beneficiary. Guarantor waives, for the benefit of Beneficiary, until the Guarantied Obligations are paid in full: (a) any right to require the Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against the Supplier, any other guarantor of the Guarantied Obligations or any other Person,
(ii) proceed against or exhaust any security held from the Supplier, any other guarantor of the Guarantied Obligations or any other Person, or (iii) pursue any other remedy in the power of the Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Supplier including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Supplier from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof,
(iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Beneficiary protect, secure, perfect or insure any lien on any property subject thereto; (e) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty; and
(f) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

                  7. Waiver of Rights Against Supplier. Guarantor waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against the Supplier or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against the Supplier, (b) any right to enforce, or to participate in, any claim, right or remedy that the Beneficiary now has or may hereafter have against the Supplier, and (c) any benefit of, and any right to participate in, any collateral or security hereafter held by the Beneficiary. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against the Supplier or against any collateral or security shall be junior and subordinate to any rights the Beneficiary may have against Supplier, to all right, title and interest the Beneficiary may have in any such collateral or security, and to any right the Beneficiary may have against such other guarantor.

                  8. Representations and Warranties of Guarantor. Guarantor represents and warrants to SPPC as follows:

         (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Guarantor has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         (b) Guarantor has the corporate power and authority to execute and deliver this Guaranty and to consummate the transactions contemplated hereby. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Guarantor, and no other corporate proceedings on the part of Guarantor, including the approval of its shareholders, are necessary to authorize this Guaranty or to consummate the transactions so contemplated. This Guaranty has been duly and validly executed and delivered by Guarantor and constitutes a valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with its terms.

         (c) There are no legal or arbitral proceedings by or before any governmental or regulatory authority or agency, now pending or (to Guarantor's knowledge) threatened against Guarantor or its subsidiaries that could reasonably be expected to have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of it and its subsidiaries.

         (d) The representations and warranties made herein will remain true until Guarantor has fulfilled all obligations to pay in full the Guaranteed Obligations.

                  9. Set Off. In addition to any other rights the Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to the Beneficiary under this Guaranty, the Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any indebtedness of the Beneficiary owing to Guarantor and any other property of Guarantor held by the Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to the Beneficiary under this Guaranty.

                  10. Disputes. Any action, claim or dispute arising out of or relating to this Guaranty (any such action, claim or dispute, a "Dispute") shall be submitted in writing to the other Party. In the event Guarantor and SPPC are unable to resolve the Dispute satisfactorily within thirty (30) days from the receipt of notice of the Dispute, either Guarantor or SPPC may initiate arbitration through the serving and filing of a demand for arbitration. Guarantor and SPPC expressly agree that such arbitration shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a jury trial with respect to any Dispute, provided that at any time a request made for provisional remedies requesting preservation of respective rights and obligations under the Guaranty may be resolved by a court of law located in the County of the principal place of business of SPPC. Arbitration shall be conducted in accordance with Sections 13.4, 13.5, 13.6, 13.7, and 13.8 of the TPPA.

                  11. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of SPPC and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  12. Miscellaneous. It is not necessary for Beneficiary to inquire into the capacity or powers of Guarantor or Supplier or the officers, directors or any agents acting or purporting to act on behalf of any of them.

                  The rights, powers and remedies given to Beneficiary by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiary by virtue of any statute or rule of law or in the TPPA. Any forbearance or failure to exercise, and any delay by Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

                  In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  This Guaranty shall inure to the benefit of Beneficiary and its respective successors and assigns.

                  13. Notices. All notices, requests, demands, waivers, consents and other communications hereunder shall be in writing, shall be delivered either in person, by telegraphic, facsimile or other electronic means, by overnight air courier or by mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by telegraphic, facsimile or other electronic means, (b) one (1) business day after having been delivered to an air courier for overnight delivery or (c) three (3) business days after having been deposited in the U.S. mails as certified or registered mail, return receipt requested, all fees prepaid, directed to the parties at the following addresses:


                  If to Guarantor, addressed to: Brian B. Bird, Treasurer
                                                 NRG Energy, Inc.
                                                 901 Marquette Avenue, Suite
                                                 2300
                                                 Minneapolis, MN  55402
                                                 Facsimile:
                                                             ---------------

                  If to SPPC, addressed to:      William E. Peterson
                                                 Nevada Power Company
                                                 6100 Neil Road
                                                 Reno, Nevada 89511
                                                 Facsimile:  (775) 834-5959

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first written above.

                                                       NRG ENERGY, INC.
                                                       By:
                                                          ----------------------
                                                            Craig A. Mataczynski
                                                       Title: President
                                                       Address: 901 Marquette
                                                                Ave., Suite 2300
                                                                Minneapolis, MN
                                                                55402

                                   EXHIBIT I
                           COMPANY OBSERVED HOLIDAYS


                  New Year's Day                     January 1st
                  President's Day                    Third Monday in February
                  Memorial Day (observed)            Last Monday in May
                  Independence Day                   July 4th
                  Labor Day                          First Monday in September
                  Nevada Day                         Last Friday in October
                  Thanksgiving Day                   Fourth Thursday in November
                  Thanksgiving Friday                Friday after Thanksgiving
                  Christmas Day                      December 25th



Holidays falling on Saturday will be observed on the preceding Friday and those falling on Sunday will be observed on the following Monday.

                                   EXHIBIT J
                                 VALMY BUNDLE
                          ADJUSTMENTS TO TPPA AMOUNT

                          Monthly                                                                Monthly
            Month        Adjustment                                            Month           Adjustment
-----------------------------------------                         --------------------------------------------------
           Mar-01                    3.4%                                      Mar-02                           3.4%
           Apr-01                    4.4%                                      Apr-02                           4.4%
           May-01                    4.0%                                      May-02                           4.0%
           Jun-01                    4.3%                                      Jun-02                           4.3%
           Jul-01                    5.0%                                      Jul-02                           5.0%
           Aug-01                    5.0%                                      Aug-02                           5.0%
           Sep-01                    4.9%                                      Sep-02                           4.9%
           Oct-01                    5.1%                                      Oct-02                           5.1%
           Nov-01                    5.0%                                      Nov-02                           5.0%
           Dec-01                    5.1%                                      Dec-02                           5.1%
           Jan-02                    5.1%                                      Jan-03                           5.1%
           Feb-02                    4.6%                                      Feb-03                           4.6%

Example 1 - Effective Date of Agreement is April 15, 2001

        A.  TPPA Amount:               $ 15,000,000

                             B                   C                     D
                          Monthly            Applicable            Applicable
      Month             Adjustment           Portion *             Adjustment
------------------------------------------------------------------------------------
                                                                    (B x C)
           Apr-01                   4.4%            50.0%                       2.2%
           May-01                   4.0%           100.0%                       4.0%
------------------------------------------------------------------------------------
      Total                                                                     6.2%

E.  Total of Monthly Applicable Adjustments                                                                      6.2%

F    Adjusted TPPA Amount                                         (A x (1+D))                            $         0
=====================================================================================================================

Example 2 - Effective Date of Agreement is September 15, 2001
        G.  TPPA Amount:               $ 15,000,000

                             H                   I                     J
                          Monthly            Applicable            Applicable
      Month             Adjustment            Portion *            Adjustment
--------------------------------------------------------------------------------

                                    EXHIBIT J

                                  VALMY BUNDLE

                           ADJUSTMENTS TO TPPA AMOUNT

                                             (H x I)

      Jun-01             4.3%       100.0%               4.3%
      Jul-01             5.0%       100.0%               5.0%
      Aug-01             5.0%       100.0%               5.0%
      Sep-01             4.9%        50.0%               2.5%
-------------------------------------------------------------
    Total                                               16.8%

K.  Total of Monthly Applicable Adjustments                                16.8%

L   Adjusted TPPA Amount                      (G x (1-K))     $       12,480,000
================================================================================

Example 3 - Termination Date of December 31, 2002

      M.    TPPA Amount:               $     15,000,000

                     N            O             P

                  Monthly     Applicable    Applicable

    Month       Adjustment    Portion **    Adjustment
-------------------------------------------------------------
                                              (N x O)

      Jan-03              5.1%    100.0%               5.1%
      Feb-03              4.6%    100.0%               4.6%
-------------------------------------------------------------
    Total                                              9.7%


Q.  Total of Monthly Applicable Adjustments                                 9.7%

R    Payment Amount                           (M x Q)           $      1,455,000
================================================================================

* The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer were made divided by the number of days in the month.

** The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer would have been made divided by the number of days in the month.

                                    EXHIBIT K

                                  VALMY BUNDLE

                       ADJUSTMENTS TO MINIMUM ANNUAL TAKE

           A                     B                 C                    D                     E                    F

                            Base Number       Base Energy           Sales per          Current Number       Adjusted Energy
        Class *            of Customers       Sales (MWh)        Customer (MWh)         of Customers          Sales (MWh)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (C / B)                                   (D x E) **
Residential                        475,000          5,800,000             12                470,000            5,738,947
Commercial                          65,000          2,800,000             43                 60,000            2,584,615
Industrial                           1,000          4,900,000                                   800            3,600,000
Street Lighting                          5            130,000                                     5              130,000
Other Retail                            50            600,000                                    50              600,000
Wholesale                                5            850,000                                     5              850,000
------------------------------------------------------------------------------------------------------------------------------------
                                   541,060         15,080,000                               530,860           13,503,563

G.  Adjustment to Minimum Annual Take                                                      (F / C)                      89.55%

H.  Minimum Annual Take from Exhibit A (MWh)                                                                         2,130,000

I.   Revised Minimum Annual Take (MWh)                                                     (G x H)                   1,907,415

           J                              K

      Month During          Applicable Min.
     Contract Year       Annual Take (MWh)
--------------------------------------------------
           1                    2,130,000
           2                    2,130,000
           3                    2,130,000
           4                    2,130,000
           5                    1,907,415
           6                    1,907,415
           7                    1,907,415
           8                    1,810,500
           9                    1,810,500
           10                   1,704,000
           11                   1,704,000
           12                   1,704,000
--------------------------------------------------
         Total                 22,975,245

L.  Minimum Take for Contract Year (MWh)                                              (Total of K / 12)              1,914,604

*    As reported on Buyer's FERC Form 1

                                   EXHIBIT K
                                  VALMY BUNDLE
                       ADJUSTMENTS TO MINIMUM ANNUAL TAKE

** Adjusted Energy Sales for the remaining Industrial, Street Lighting, Other Retail, and Wholesale customers will be based upon actual sales during the base period.

                                    EXHIBIT L
                                  VALMY BUNDLE
                    ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE


      A                B                C                D               E *               F               G **
   Dispatch         Supply          Delivered        Permitted          Force         Replacement       Applicable
     Hour        Amount (MWh)      Energy (MWh)    Derating(MWh)     Majeure(MWh)     Energy(MWh)      Energy (MWh)
----------------------------------------------------------------------------------------------------------------------
                                                                                                        (C+D+E+F)
         1             282              282                                                                  282
         2             282              282                                                                    0
         3             282              282                                                                  282
         4             282              282                                                                  282
         5             282              282                                                                  282
         6             282              262               20                                                 282
         7             282              262               20                                                 282
         8             282              262                                                20                282
         9             282              282                                                                  282
        10             282              282                                                                  282
        11             282              282                                                                  282
        12             282              282                                                                  282
        13             282                0                               282                                282
        14             282                0                               282                                282
        15             282                0                               282                                282
        16             282                0                               282                                282
        17             282              232                                                30                262
        18             282              282                                                                  282
        19             282              282                                                                  282
        20             282              282                                                                  282
        21             282              282                                                                  282
        22             282              282                                                                  282
        23             282              282                                                                  282
        24             252              252                                                                  252
        25             232              232                                                                  232
        26             202              202                                                                  202
        27             232              202               30                                                 232
        28             252              252                                                                  252
        29             282              282                                                                  282
        30             282              282                                                                  282
        31             282              282                                                                  282
        32             282              282                                                                  282
        33             282              282                                                                  282
        34             282              282                                                                  282
        35             282              282                                                                  282
        36             282              282                                                                  282
----------------------------------------------------------------------------------------------------------------------
     total           9,912            8,644               70            1,128              50              9,892

                                   EXHIBIT L
                                  VALMY BUNDLE
                    ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE

* Includes energy excused because of Supplier's and Buyer's events of Force Majeure
** G cannot be greater than B

                                    EXHIBIT M
               ASSET BUNDLE CONTRACTUAL AND OPERATING CONSTRAINTS

1. For the purposes of this Exhibit M, "Constrained Capacity" shall mean that portion of the Asset Bundle Capacity that has been designated as being subject to contractual and operational constraints in accordance with the provisions of this Exhibit M.

2. Section 4.1.4 of the Agreement, which addresses Supplier's right to Asset Bundle Capacity in excess of the Supply Amount, shall not be applicable to Constrained Capacity.

3. Asset Bundle Capacity scheduled in accordance with Section 5.1 of the Agreement, which addresses Buyer's notifications to Supplier, shall not be deemed to include Constrained Capacity unless Buyer's schedules specifically designate Constrained Capacity as being applicable to the schedules.

4. The Asset Bundle Capacity described in the following table shall be deemed Constrained Capacity for the designated Asset Bundles.

         ----------------------------------------------------------------------------------------------------

              Source of Capacity             Annual Limit            Monthly Limit           Daily Limit
         ----------------------------------------------------------------------------------------------------
                Winnemucca and             100 hours at max.
                Battle Mt. 1-4            capacity for each
                    (25 MW)                     unit*                    None                   None
         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------

* Buyer is attempting to raise the operating limits on these generating units. If Buyer is successful, the higher limits will be applicable to this Exhibit M.


                                      M-2